_______________________________________________________________________________


                                 FIRST USA BANK
                            Transferor and Servicer

                                      and

                        THE BANK OF NEW YORK (DELAWARE)
               on behalf of the Series 1996-E1 Certificateholders

                         _____________________________

                           SERIES 1996-E1 SUPPLEMENT
                            Dated as of May 2, 1996

                                       to

                        POOLING AND SERVICING AGREEMENT

                   Dated as of September 1, 1992, as amended

                         _____________________________


                                  $500,000,000

                       FIRST USA CREDIT CARD MASTER TRUST

                                 Series 1996-E1


_______________________________________________________________________________

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.     Designation................................................     1

SECTION 2.     Definitions................................................     2

SECTION 3.     Reassignment and Transfer Terms............................    18

SECTION 4.     Delivery and Payment for the Series 1996-
               E1 Certificates............................................    18

SECTION 5.     Form of Delivery of Series 1996-
               E1 Certificates............................................    18

SECTION 6.     Article IV of Agreement....................................    18


                                  ARTICLE IV

                       RIGHTS OF CERTIFICATEHOLDERS AND
                 ALLOCATION AND APPLICATION OF COLLECTIONS................    20

Section 4.04   Rights of Series 1996-E1 Certicateholders.................     20
Section 4.05   Collections and Allocation.................................    20
Section 4.06   Determination of Monthly Interest for the Series 1996-E1
               Certificates...............................................    25
Section 4.07   Determination of Monthly Principal.........................    26
Section 4.08   Coverage of Required Amount for the Series 1996-E1
               Certificates...............................................    27
Section 4.09   Monthly Payments...........................................    28
Section 4.10   Payment of Certificate Interest............................    33
Section 4.11   Investor Charge-Offs.......................................    33
Section 4.12   Determination of LIBOR.....................................    33
Section 4.13   Principal Funding Account..................................    34
Section 4.14   Reserve Account............................................    36

SECTION 7.     Article V of the Agreement.................................    38

                                   ARTICLE V

                  DISTRIBUTIONS AND REPORTS TO SERIES 1996-E1
                             CERTIFICATEHOLDERS...........................    38

Section 5.01    Distributions.............................................    38
Section 5.02    Monthly Certificateholders'
                Statement.................................................    39

SECTION 8.      Exchanges of Series 1996-E1 Invested Amount for Sharing
                Series Collateral Invested Amounts........................    40

SECTION 9.      Series 1996-E1 Pay Out Events.............................    47

SECTION 10.     Rights of Group E1 Investors
                Upon the Occurrence of Certain
                Events....................................................    49

SECTION 11.     Series 1996-E1 Termination................................    50

SECTION 12.     Periodic Finance Charges and
                Other Fees................................................    50

SECTION 13.     Transfers of Series 1996-E1 Certificates..................    50

SECTION 14.     Amendment and Ratification of
                Agreement.................................................    51

SECTION 15.     Counterparts..............................................    51

SECTION 16.     GOVERNING LAW.............................................    51

SECTION 17.     Additional Representations and
                Warranties of the Servicer................................    51


EXHIBITS

EXHIBIT A       Series 1996-E1 Certificate
EXHIBIT B       Form of Monthly Allocations and Payment Instructions
EXHIBIT C       Form of Monthly Certificateholders' Statement
EXHIBIT D       Form of Sharing Series Exchange Officer's Certificate

          SERIES 1996-E1 SUPPLEMENT, dated as of May 2, 1996 (this "Series
                                                                    ------
Supplement") by and between FIRST USA BANK, a Delaware chartered banking
- ----------
corporation, as Transferor and Servicer, and THE BANK OF NEW YORK (DELAWARE) (as successor to The Bank of New York as successor to NationsBank, N.A.), as Trustee under the Pooling and Servicing Agreement dated as of September 1, 1992 between FIRST USA BANK, as Transferor and Servicer, and the Trustee, as amended (the "Agreement").
      ---------

          Section 6.09 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates. The Seller has tendered the Exchange Notice required by subsection 6.09(b) of the Agreement and hereby enters into this Series Supplement with the Trustee as required by subsection 6.09(c) of the Agreement to provide for the issuance, authentication and delivery of the Investor Certificates of Series 1996-E1 (the "Series 1996-E1
                                                              --------------
Certificates").
- ------------

          Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Series 1996-E1 Certificates and shall specify the Principal Terms thereof. The Series 1996-E1 Certificates shall not be subordinated to any other Series.

          SECTION 1.  Designation.  (a)  There is hereby created a Series of
                      -----------
Certificates to be issued pursuant to the Agreement and this Series Supplement, which shall be issued in one Class and which shall be designated generally as the Series 1996-E1 Floating Rate Asset Backed Certificates (the "Series 1996-E1
                                                                 --------------
Certificates").  The Series 1996-E1 Certificates will be treated as a Class of
- ------------
Certificates for all purposes under the Agreement and this Series Supplement; provided, however, that the provisions of Section 6.09(b) with respect to the
- --------  -------
delivery of an Opinion of Counsel to the effect that a newly issued Series of Certificates will be treated as debt for Federal income tax purposes will not apply to the Series 1996-E1 Certificates.

          (b) The Series 1996-E1 Certificates shall be included in the Group E1 Series (as defined below).

          SECTION 2.  Definitions.  In the event that any term or provision
                      -----------
contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms used herein as defined terms and not defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1996-E1 Certificates and no other Series of Certificates issued by the Trust.

          "Accumulation Period" shall mean, unless a Pay Out Event shall have
           -------------------
occurred prior thereto, the period commencing at the close of business on November 30, 1997, or such later date as is determined in accordance with subsection 4.09(f) of the Agreement and ending on the earlier of (a) the commencement of the Rapid Amortization Period and (b) the Series 1996-E1 Termination Date.

          "Accumulation Period Factor" shall mean, for any Monthly Period, a
           --------------------------
fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Series 1996-E1 Invested Amount, (b) the initial invested amounts of all outstanding Series (other than Series 1996-E1) which are not expected to be in their revolving periods during such Monthly Period, and (c) the initial invested amounts of all other outstanding Series which are not allocating Excess Principal Collections and are expected to be in their revolving periods during such Monthly Period.

          "Accumulation Period Length" shall have the meaning specified in
           --------------------------
subsection 4.09(f) of the Agreement.

          "Accumulation Shortfall" shall initially mean zero and shall
           ----------------------
thereafter mean, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsection

4.09(c)(i) with respect to the Series 1996-E1 Certificates for the previous Monthly Period.

          "Adjusted Invested Amount" shall have the meaning assigned to such
           ------------------------
term in the Exchangeable Certificate Purchase Agreement.

          "Administrative Agent" shall mean Swiss Bank Corporation, New York
           --------------------
Branch, in its capacity as administrative agent for the Group E1 Investors under the Exchangeable Certificate Purchase Agreement, or any successor agent thereunder.

          "Agreement" shall mean the Pooling and Servicing Agreement dated as
           ---------
of September 1, 1992 between First USA Bank, as Transferor and Servicer, and the Trustee, as amended.

          "Amortization Period" shall mean, with respect to the Series 1996-E1
           -------------------
Certificates, the period commencing on the earlier of (a) the first day of the Accumulation Period, or (b) the Pay Out Commencement Date, and continuing to and including the earlier of (i) the payment in full to the Series 1996-E1 Certificateholders of the Series 1996-E1 Invested Amount and (ii) the Scheduled Series 1996-E1 Termination Date.

     "Available Investor Principal Collections" shall mean, with respect to any
      ----------------------------------------
Monthly Period, an amount equal to the sum of (i) an amount equal, during the Revolving Period, to the Floating Allocation Percentage or, during the Amortization Period, to the Fixed/Floating Allocation Percentage of Collections of Principal Receivables with respect to such Period, (ii) any Unallocated Principal Collections allocated to the Series 1996-E1 Certificates on deposit in the Principal Account on the following Series 1996-E1 Distribution Date, (iii) the amount, if any, of Collections of Finance Charge Receivables, Group E1 Excess Available Funds and funds released from the Spread Account to be distributed pursuant to Section 4.08 and subsections 4.09(a)(iii) and 4.09(a)(iv) of the Agreement with respect to the following Series 1996-E1 Distribution Date, and (iv) the amount of Excess Principal Collections with respect to such Monthly Period which are allocable to the Series 1996-E1 Certificates and available to cover Principal Shortfalls with respect to the Series 1996-E1 Certificates.

          "Available Reserve Account Amount" shall mean, with respect to any
           --------------------------------
Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account as of such date (before giving effect to any deposit or withdrawal made or to be made pursuant to 4.14 of the Agreement to the Reserve Account on such date) and
(b) the Required Reserve Account Amount.

          "Average Principal Balance" shall mean, for a Monthly Period in which
           -------------------------
Additional Accounts are designated for inclusion in or Removed Accounts are designated for removal from the Trust, the weighted average of the Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and the Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and the denominator of which is the number of days in such Monthly Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period, and the denominator of which is the number of days in such Monthly Period.

          "Base Rate" shall mean, with respect to any Monthly Period, the sum
           ---------
of the (i) Series 1996-E1 Certificate Rate as of the last day of such Monthly Period plus (ii) the product of 2.00% and the percentage equivalent of a
       ----
fraction the numerator of which is the Series 1996-E1 Adjusted Invested Amount and the denominator of which is the Series 1996-E1 Invested Amount each as of the last day of such Monthly Period.

          "Business Day" shall mean, for the purpose of determining LIBOR, any
           ------------
day other than a Saturday, Sunday or day on which banking institutions in New York, New York, in Newark, Delaware or in London, England, trading in Dollar deposits in the London interbank market, are authorized or obligated by law or executive order to be closed and for all other purposes shall have the meaning provided in the Agreement.

          "Calculation Date" shall mean June 13, 1996 and the second Business
           ----------------
Day (as defined for purposes of determining LIBOR) prior to the Series 1996-E1 Distribution Date in each calendar month thereafter.

          "CIA Certificateholders" shall mean the holders of the CIA
           ----------------------
Certificates or any interests therein.

          "CIA Certificates" shall have the meaning assigned to such term in the
           ----------------
Exchangeable Certificate Purchase Agreement.

          "Closing Date" shall mean May 2, 1996.
           ------------

          "Controlled Accumulation Amount" shall mean, for any Transfer Date
           ------------------------------
with respect to the Accumulation Period prior to the payment in full of the Series 1996-E1 Invested Amount, the Series 1996-E1 Invested Amount at the end of the Revolving Period divided by three; provided, however, that if the
                                       --------  -------
Accumulation Period Length is determined to be less than three months pursuant to subsection 4.09(f) of the Agreement, the Controlled Accumulation Amount for each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Series 1996-E1 Invested Amount will be equal to (i) the product of (x) the Series 1996-E1 Invested Amount and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

          "Controlled Deposit Amount" shall mean, with respect to any Transfer
           -------------------------
Date, the sum of the Controlled Accumulation Amount for such Transfer Date and any existing Accumulation Shortfall.

          "Covered Amount" shall mean, with respect to any Interest Period
           --------------
during the Accumulation Period prior to the payment in full of the Series 1996-E1 Invested Amount, the product of (a) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (b) the Series 1996-E1 Certificate Rate in effect with respect to the related Interest Period, and (c) the Principal Funding Account Balance up to the Series 1996-E1 Invested Amount as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends.

          "Daily Deposit Date" shall mean each Determination Date (i) on
           ------------------
which the Excess Spread Percentage for the prior Monthly Period is less than 2.50% per annum or (ii) following the failure of the Transferor or Servicer to make a required payment or deposit under the Agreement.

          "Default Interest" shall have the meaning specified in subsection
           ----------------
4.06(b) of the Agreement.

          "Determination Date" shall have the meaning assigned to such term in
           ------------------
the Exchangeable Certificate Purchase Agreement.

          "Distribution Account" shall have the meaning specified in Section
           --------------------
4.02(c) of the Agreement.

          "Distribution Date" shall mean the Series 1996-E1 Distribution Date
           -----------------
or a Sharing Series Distribution Date, as applicable.

          "Excess Principal Collections" shall mean, as the context requires,
           ----------------------------
either (a) the amount allocated to the Series 1996-E1 Certificates which, in accordance with subsections 4.05(b)(ii), 4.05(c)(ii) and 4.05(f) of the Agreement, may be applied to Principal Shortfalls with respect to other outstanding Series or (b) the amounts allocated to the investor certificates of other Series which the applicable supplements for such Series specify are to be treated as "Excess Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1996-E1 Certificates.

          "Excess Spread Percentage" shall have the meaning assigned to such
           ------------------------
term in the Exchangeable Certificate Purchase Agreement.

          "Exchangeable Certificate Purchase Agreement" shall mean the
           -------------------------------------------
Exchangeable Certificate Purchase Agree ment dated May 2, 1996, among the Transferor, the Servicer, the Trustee and the Group E1 Investors, as amended from time to time.

          "Finance Charge Account" shall have the meaning specified in Section
           ----------------------
4.02(b) of the Agreement.

          "First USA" shall mean First USA Bank, a Delaware chartered banking
           ---------
corporation.

          "Fitch" shall mean Fitch Investors Service, L.P.
           -----

          "Fixed/Floating Allocation Percentage" shall mean for any Monthly
           ------------------------------------
Period during the Amortization Period the percentage equivalent of a fraction, the numerator of which is the Series 1996-E1 Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of
(a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Series 1996-E1 Distribution Date; provided,
                                                                     --------
however, that with respect to any Monthly Period in which an Addition Date or a
- -------
Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; and provided further, that with respect
                                            -------- -------
to any Monthly Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal
Re ceivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including the related Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "Floating Allocation Percentage" shall mean, with respect to any
           ------------------------------
Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Series 1996-E1 Adjusted Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the total amount of Principal Receivables in the Trust as of the last day of such preceding Monthly Period; provided however, that, with respect to the first Monthly
        -------- -------

Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Series 1996-E1 Initial Invested Amount and the denominator of which is the total amount of Principal Receivables in the Trust on the Closing Date; provided further, that with respect to any
                                  -------- -------
Monthly Period in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in the definition of the Floating Allocation Percentage shall be the Average Principal Balance; and provided further, that with respect
                                             -------- -------
to any Monthly Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in the definition of the Floating Allocation
Percentage shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from such Addition Date to and including the last day of such Monthly Period.

          "Group E1 Series" shall mean Series 1996-E1 and each other Series
           ---------------
specified in the related Supplement to be included in the Group E1 Series.

          "Group E1 Excess Available Funds" shall have the meaning assigned to
           -------------------------------
such term in the Exchangeable Certificate Purchase Agreement.

          "Group E1 Investors" shall mean the Series 1996-E1
           ------------------
Certificateholders and the CIA Certificateholders, collectively.

          "Interest Period" shall mean, with respect to a Series 1996-E1
           ---------------
Distribution Date, the period beginning on the preceding Series 1996-E1 Distribution Date and continuing through the day preceding such Series 1996-E1 Distribution Date, except the first Interest Period shall be deemed to be the 46 day period from and including the Closing Date through and including the day preceding the initial Series 1996-E1 Distribution Date.

          "Interest Shortfall" shall have the meaning specified in subsection
           ------------------
4.06(b) of the Agreement.

          "Invested Amount" shall mean (i) for Series 1996-E1, when used with
           ---------------
respect to any date, an amount equal to the Series 1996-E1 Invested Amount as of such date; provided, however, that for purposes of determining the Investor
           --------  -------
Monthly Servicing Fee the Invested Amount shall mean an amount equal to the Series 1996-E1 Weighted Average Adjusted Invested Amount and for purposes of determining the Aggregate Invested Amount, the Invested Amount shall mean an amount equal to the Series 1996-E1 Adjusted Invested Amount with respect to any date of determination and (ii) for any other Sharing Series, the meaning assigned to such term in the applicable Sharing Series Supplement.

          "Investor Charge-Offs" shall have the meaning specified in
           --------------------
subsection 4.11 of the Agreement.

          "Investor Default Amount" shall mean, with respect to each Series
           -----------------------
1996-E1 Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the aggregate Default Amount for the related Monthly Period and the applicable Investor Percentage for the related Monthly Period.

          "Investor Monthly Servicing Fee" shall mean, with respect to any
           ------------------------------
Series 1996-E1 Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the Series 1996-E1 Weighted Average Adjusted Invested Amount as of the last day of the Monthly Period preceding such Series 1996-E1 Distribution Date; provided, however, that with respect to the initial
                           --------  -------
Monthly Period the Investor Monthly Servicing Fee shall be $616,438.

          "Investor Percentage" shall mean for any Monthly Period, (a) with
           -------------------
respect to Defaulted Receivables and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.

          "LIBOR" shall mean, for any Interest Period, the London interbank
           -----
offered rate for one-month Dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.12 of the Agreement.

          "LIBOR Determination Date" shall mean April 30, 1996 for the period
           ------------------------
from and including May 2, 1996 through and including June 16, 1996, and the second Business Day prior to the commencement of the second and each subsequent Interest Period.

          "Minimum Transferor Interest" shall mean, with respect to any period,
           ---------------------------
7% of the Average Principal Receivables for such period.

          "Monthly Certificateholders' Statement" shall have the meaning
           -------------------------------------
specified in subsection 5.02(a) of the Agreement.

          "Monthly Interest" shall mean the monthly interest distributable in
           ----------------
respect of the Series 1996-E1 Certificates as calculated in accordance with
Section 4.06 of the Agreement.

          "Monthly Period" shall have the meaning specified in the Agreement,
           --------------
except that the first Monthly Period with respect to the Series 1996-E1 Certificates shall begin on and include the Closing Date and shall end on and include May 31, 1996.

          "Monthly Principal" shall mean the monthly principal distributable in
           -----------------
respect of the Series 1996-E1 Certificates as calculated in accordance with
Section 4.07 of the Agreement.

          "Pay Out Commencement Date" shall mean the earliest to occur of (i)
           -------------------------
the date on which a Trust Pay Out Event is deemed to occur pursuant to Section
9.01 of the Agreement, (ii) the date on which a Series 1996-E1 Pay Out Event is deemed to occur pursuant to Section 9 of this Series Supplement, and (iii) the Series 1996-E1 Scheduled Payment Date if the Series 1996-E1 Invested Amount is not paid in full on such date.

          "Paying Agent" shall mean The Bank of New York.
           ------------

          "Percentage Allocation" shall have the meaning specified in Section
           ---------------------
4.05(c) of the Agreement.

          "Percentage Interest" shall have the meaning specified in the
           -------------------
Exchangeable Certificate Purchase Agreement.

          "Portfolio Adjusted Yield" shall mean, with respect to any Transfer
           ------------------------
Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for such Monthly Period from the Portfolio Yield for such Monthly Period.

          "Portfolio Yield" shall mean for the Series 1996-E1 Certificates, with
           ---------------
respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables allocated to the Series 1996-E1 Certificates for such Monthly Period, and (b) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period, and (c) the amount, if any, withdrawn from the Reserve Account to be deposited into the Finance Charge Account pursuant to subsections 4.14(b), 4.14(d) and 4.14(e) of the Agreement on the Transfer Date relating to such Monthly Period (such sum to be calculated on a cash basis after subtracting an amount equal to the Investor Default Amount for such Monthly Period), and the denominator of which is the Series 1996-E1 Invested Amount as of the last day of the preceding Monthly Period.

          "Principal Account" shall have the meaning specified in Section
           -----------------
4.02(b) of the Agreement.

          "Principal Funding Account" shall have the meaning specified in
           -------------------------
subsection 4.13(a) of the Agreement.

          "Principal Funding Account Balance" shall mean, with respect to any
           ---------------------------------
date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

          "Principal Funding Investment Proceeds" shall mean, with respect to
           -------------------------------------
each Interest Period during the Accumulation Period, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for such Interest Period.

          "Principal Funding Investment Shortfall" shall mean, with respect to
           --------------------------------------
each Interest Period during the Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds are less than the Covered Amount.

          "Principal Shortfalls" shall mean with respect to any Series 1996-E1
           --------------------
Distribution Date the amount, if any, by which during the Accumulation Period the Controlled Deposit Amount exceeds Monthly Principal for such Series 1996-E1 Distribution Date or during the Rapid Amortization Period, the Series 1996-E1 Invested Amount exceeds the Monthly Principal for such Series 1996-E1 Distribution Date.

          "Pro Forma Excess Spread Percentage" shall have the meaning assigned
           ----------------------------------
to such term in the Exchangeable Certificate Purchase Agreement.

          "Rapid Amortization Period" shall mean the period commencing on the
           -------------------------
Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.01 of the Agreement or (ii) the Series 1996-E1 Termination Date.

          "Rating Agency Condition" shall mean the notification in writing
           -----------------------
by Fitch to the Transferor, the Servicer and the Trustee that any action will not result in Fitch reducing or withdrawing its then existing rating of the Series 1996-E1 Certificates or any outstanding CIA Certificates.

          "Reference Banks" shall mean Swiss Bank Corporation, New York Branch,
           ---------------
Union Bank of Switzerland and two other major banks in the London interbank market selected by the Servicer and identified in an Officer's Certificate delivered to the Trustee; provided, however, if either Swiss Bank Corporation or
                          --------  -------
Union Bank of Switzerland is unable to provide quotations of the London interbank offered rate for any Interest Period, the Servicer shall select a replacement bank and shall identify such bank in an Officer's Certificate delivered to the Trustee.

          "Required Accumulation Factor Number" shall be equal to a fraction,
           -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation.

          "Required Reserve Account Amount" shall mean, with respect to any
           -------------------------------
Transfer Date on or after the Reserve Account Funding Date, an amount equal to 0.50% of the Series 1996-E1 Invested Amount.

          "Reserve Account" shall have the meaning specified in subsection
           ---------------
4.14(a) of the Agreement.

          "Reserve Account Funding Date" shall mean the Transfer Date which
           ----------------------------
occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 12 months prior to the commencement of the Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 6 months prior to the commencement of the Accumulation Period; or (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 4 months prior to the commencement of the Accumulation Period.

          "Reserve Account Surplus" shall mean, as of any Transfer Date
           -----------------------
following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve Draw Amount" shall have the meaning specified in subsection
           -------------------
4.14(c) of the Agreement.

          "Reversion Date" shall mean the first Determination Date following
           --------------
each Daily Deposit Date on which

(a) the Excess Spread Percentage for the three Monthly Periods preceding such Determination Date (but following such Daily Deposit Date) is equal to or exceeds 2.50% per annum and (b) the amount on deposit in the Spread Account equals or exceeds the Spread Account Cap for such Determination Date.

          "Revolving Period" shall mean the period from and including the
           ----------------
Closing Date to, but not including, the earlier of (a) the day the Accumulation Period commences and (b) the Pay Out Commencement Date.

          "Scheduled Series 1996-E1 Termination Date" shall mean the November
           -----------------------------------------
2000Series 1996-E1 Distribution Date.

          "Senior Certificates" shall have the meaning assigned to such term
           -------------------
in the Exchangeable Certificate Purchase Agreement.

          "Senior Certificate Rate" shall have the meaning assigned to such
           -----------------------
term in the Exchangeable Certificate Purchase Agreement.

          "Senior Classes" shall have the meaning assigned to such term in the
           --------------
Exchangeable Certificate Purchase Agreement.

          "Series 1996-E1" shall mean the Series of the First USA Credit Card
           --------------
Master Trust represented by the Series 1996-E1 Certificates.

          "Series 1996-E1 Adjusted Invested Amount" shall mean, with respect
           ---------------------------------------
to any date of determination, an amount equal to the Series 1996-E1 Invested Amount minus the Principal Funding Account Balance on such date of
       -----
determination.

          "Series 1996-E1 Available Funds" shall mean, with respect to any
           ------------------------------
Monthly Period, an amount equal to the sum of (a) the Floating Allocation Percentage of the Collections of Finance Charge Receivables deposited in the Finance Charge Account in respect of such Monthly Period, (b) during the Accumulation Period prior to the payment in full of the Series 1996-E1 Invested Amount, the Principal Funding Investment Proceeds pursuant to subsection 4.13(b) of the Agreement, if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.14(b), 4.14(d) and 4.14(e) of the Agreement.

          "Series 1996-E1 Certificate Rate" shall mean 5.7375% from and
           -------------------------------
including May 2, 1996 through and including June 16, 1996, and with respect to each Interest Period thereafter through October 14, 1996, a per annum rate of
 .30% in excess of LIBOR as determined on the related LIBOR Determination Date, and with respect to each Interest Period thereafter, a per annum rate of .35% in excess of LIBOR as determined on the related LIBOR Determination Date.

          "Series 1996-E1 Certificateholder" shall mean the holder of record
           --------------------------------
of any Series 1996-E1 Certificate.

          "Series 1996-E1 Certificateholders' Interest" shall have the meaning
           -------------------------------------------
specified in Section 4.04 of the Agreement.

          "Series 1996-E1 Certificates" shall mean, collectively, any of the
           ---------------------------
certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.
                                          ---------

          "Series 1996-E1 Distribution Date" shall mean June 17, 1996, and the
           --------------------------------
15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

          "Series 1996-E1 Excess Available Funds" shall have the meaning
           -------------------------------------
specified in Section 4.09(a)(vii) of the Agreement.

          "Series 1996-E1 Initial Invested Amount" shall mean the aggregate
           --------------------------------------
initial principal amount of the Series 1996-E1 Certificates, which is $500,000,000.

          "Series 1996-E1 Invested Amount" shall mean, when used with respect
           ------------------------------
to any date of determination, an amount equal to (a) the Series 1996-E1 Initial Invested Amount, minus (b) the initial aggregate principal amount of all Sharing
                 -----
Series Collateral Invested Amounts issued through Sharing Series Exchanges prior to such date, minus (c) the aggregate amount of principal payments made to Series 1996-E1
- -----
Certificateholders prior to such date and minus (d) the excess, if any, of the
                                          -----
aggregate amount of Investor Charge-Offs over Investor Charge-Offs reimbursed pursuant to subsection 4.11 of the Agreement prior to such day.

          "Series 1996-E1 Outstanding Principal Balance" shall mean, when
           --------------------------------------------
used with respect to any date of determination, an amount equal to (a) the Series 1996-E1 Initial Invested Amount, minus (b) the initial aggregate
                                        -----
principal amount of all Sharing Series Collateral Invested Amounts issued through Sharing Series Exchanges prior to such dates minus (c) the aggregate
                                                     -----
amount of principal payments made to the Series 1996-E1 Certificateholders prior to such day.

          "Series 1996-E1 Pay Out Event" shall have the meaning specified in
           ----------------------------
Section 9 of this Series Supplement.

          "Series 1996-E1 Pool Factor" shall mean, with respect to any Record
           --------------------------
Date, a number carried out to seven decimal places representing the ratio of the Series 1996-E1 Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Series 1996-E1 Invested Amount which will occur on the following Series 1996-E1 Distribution Date) to the Series 1996-E1 Initial Invested Amount.

          "Series 1996-E1 Required Amount" shall have the meaning specified in
           ------------------------------
Section 4.08 of the Agreement.

          "Series 1996-E1 Scheduled Payment Date" shall mean the March 1998
           -------------------------------------
Series 1996-E1 Distribution Date.

          "Series 1996-E1 Termination Date" shall mean the earlier to occur of
           -------------------------------
(i) the day after the Series 1996-E1 Distribution Date on which the Series 1996-E1 Invested Amount is paid in full, or (ii) the Scheduled Series 1996-E1 Termination Date.

          "Series 1996-E1 Weighted Average Invested Amount" shall mean, for any
           -----------------------------------------------
Monthly Period, the Series 1996-E1 Adjusted Invested Amount at the end of each day during such period divided by the number of days in such Monthly Period.
                       -------

          "Series Servicing Fee Percentage" shall mean 1.50% for so long as
           -------------------------------
First USA Bank is the Servicer or 2.00% if First USA Bank is no longer the Servicer.

          "Sharing Series" shall have the meaning assigned to such term in the
           --------------
Exchangeable Certificate Purchase Agreement.

          "Sharing Series Collateral Invested Amount" shall have the meaning
           -----------------------------------------
assigned to such term in the Exchangeable Certificate Purchase Agreement.

          "Sharing Series Distribution Date" shall have the meaning assigned
           --------------------------------
to such term in the Exchangeable Certificate Purchase Agreement.

          "Sharing Series Exchange" shall have the meaning specified in
           -----------------------
Section 8 of this Series Supplement.

          "Sharing Series Exchange Date" shall mean the closing date for a
           ----------------------------
Sharing Series Exchange.

          "Sharing Series Exchange Notice Date" shall mean a date not less
           -----------------------------------
than three Business Days prior to a proposed Sharing Series Exchange on which notice thereof shall be provided by the Transferor to the Administrative Agent, the Trustee and the Servicer.

          "Sharing Series Exchange Period" shall mean the period from the
           ------------------------------
Closing Date through November 30, 1997; provided, however, that the Sharing
                                        --------  -------
Series Exchange Period may be extended with the consent of 100% of the Group E1 Investors.

          "Sharing Series Supplement" shall have the meaning assigned to such
           -------------------------
term in the Exchangeable Certificate Purchase Agreement.

          "Spread Account" shall have the meaning assigned to such term in the
           --------------
Exchangeable Certificate Purchase Agreement.

          "Spread Account Cap" shall have the meaning assigned to such term in
           ------------------
the Exchangeable Certificate Purchase Agreement.

          SECTION 3.  Reassignment and Transfer Terms.  Subject to compliance
                      -------------------------------
with subsection 5(h) of the Exchangeable Certificate Purchase Agreement, the Series 1996-E1 Certificates shall be subject to retransfer to the Transferor at its option, in accordance with the terms specified in subsection 12.02(a) of the Agreement, on any Series 1996-E1 Distribution Date on or after the Series 1996-E1 Distribution Date on which the Series 1996-E1 Invested Amount is reduced to an amount less than or equal to 5% of the Series 1996-E1 Initial Invested Amount. The deposit required in connection with any such repurchase shall be equal to the Series 1996-E1 Invested Amount plus accrued and unpaid interest on the Series 1996-E1 Certificates through the Business Day preceding the Series 1996-E1 Distribution Date on which the repurchase occurs. The Series 1996-E1 Certificates shall also be subject to Sharing Series Exchange at the option of the Transferor in accordance with the terms specified in Section 8 of this Series Supplement.

          SECTION 4.  Delivery and Payment for the Series 1996-E1 Certificates.
                      --------------------------------------------------------
The Transferor shall execute and deliver the Series 1996-E1 Certificates to the Trustee for authentication in accordance with Section 6.01 of the Agreement. The Trustee shall deliver the Series 1996-E1 Certificates when authenticated in accordance with Section 6.02 of the Agreement.

          SECTION 5.  Form of Delivery of Series 1996-E1 Certificates.  The
                      -----------------------------------------------
Series 1996-E1 Certificates shall be delivered as Registered Certificates as provided in Section 6.01 of the Agreement.

          SECTION 6.  Article IV of Agreement. (A) Sections 4.01, 4.02 and 4.03
                      -----------------------
of the Agreement shall be read in their entirety as provided in the Agreement except for the subsections 4.02(b) and (c) of the Agreement which shall, for purposes of this Series Supplement, read in their entirety as follows:

     "(b) The Finance Charge and Principal Accounts.  The Trustee, for the
          -----------------------------------------
     benefit of the Series 1996-E1 Certificateholders, shall establish and maintain in the name of the Trust with a Qualified Institution (other than the Transferor), which shall initially be the Paying Agent, two segregated trust accounts (the "Finance Charge
                          --------------

     Account" and the "Principal Account," respectively), bearing a designation
     -------           -----------------
     clearly indicating that the funds therein are held for the benefit of the Series 1996-E1 Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account and the Principal Account and in all proceeds thereof. The Finance Charge Account and the Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-E1 Certificateholders. Pursuant to the authority granted to it hereunder, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Finance Charge Account and the Principal Account for the purpose of carrying out the Servicer's or the Trustee's duties hereunder. The Trustee at all times shall maintain copies of all written reports and instructions that it receives reflecting each transaction in the Principal Account and the Finance Charge Account and that funds held therein shall at all times be held in trust for the benefit of the Series 1996-E1 Certificateholders.

     (c)  The Distribution Account.  The Trustee, for the benefit of the Series
          ------------------------
     1996-E1 Certificateholders, shall cause to be established and maintained in the name of the Trust, with an office or branch of a Qualified Institution (other than the Transferor), which shall initially be the Paying Agent, a non-interest bearing segregated account (the "Distribution
                                                                   ------------
     Account") bearing a designation clearly indicating that the funds
     -------
     deposited therein are held in trust for the benefit of the Series 1996-E1 Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Distribution Account and in all proceeds thereof. The Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-E1 Certificateholders."

(B) Article IV of the Agreement (except for Sections 4.01, 4.02 and 4.03 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1996-E1 Certificates:


                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.04  Rights of Series 1996-E1 Certificateholders.  The
                        --------------------------------------------
Series 1996-E1 Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1996-E1 Certificates at the times and in the amounts specified in this Agreement and the Exchangeable Certificate Purchase Agreement, (a) the applicable Investor Percentage of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Spread Account, the Reserve Account and the Distribution Account (for such Series, the "Series 1996-E1 Certificateholders'
                                            ---------------------------------
Interest").  The Exchangeable Transferor Certificate shall not represent any
- --------
interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Spread Account, the Reserve Account or the Distribution Account, except as specifically provided in this Article IV.

          Section 4.05  Collections and Allocation.
                        --------------------------

          (a)  Collections.  The Servicer will apply or will instruct the
               -----------
Trustee to apply all funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account allocable to the Series 1996-E1 Certificates as described in this Article IV.

          (b)  Daily Allocations During the Revolving Period.  During the
               ----------------------------------------------
Revolving Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

          (i) Allocate to the Series 1996-E1 Certificateholders the Floating Allocation Percentage of Collections of Finance Charge Receivables and deposit and retain in the Finance Charge Account (A) prior to the Calculation Date in each Monthly Period an amount equal to the product of
     (x) the Floating Allocation Percentage and (y) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, or
     (B) on and after each such Calculation Date to and including the last day of such Monthly Period, the lesser of (x) the product of (1) the Floating Allocation Percentage and (2) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing and (y) the excess of
     (1) the sum of the Monthly Interest, the Interest Shortfall and the
     Default Interest for the Series 1996-E1 Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer,
                                  ----
     the Investor Monthly Servicing Fee) over (2) the amounts previously deposited in the Finance Charge Account with respect to the current
     Monthly Period pursuant to this subsection 4.05(b)(i) of the Agreement. On each Date of Processing on and after each Calculation Date, Collections of Finance Charge Receivables allocated to the Series 1996-E1 Certificates in excess of the amount required to be deposited and retained in the Finance Charge Account as provided above shall be held by the Servicer and applied in accordance with subsection 4.05(f) of the Agreement. Notwithstanding the foregoing, on each Date of Processing from and including each Daily Deposit Date to but excluding the immediately succeeding Reversion Date, the Servicer shall be required to allocate to the Series 1996-E1 Certificateholders the Floating Allocation Percentage of Collections of Finance Charge Receivables and deposit and retain in the Finance Charge Account an amount equal to the product of (i) the Floating Allocation Percentage and (ii) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

               (ii) Allocate to the Series 1996-E1 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of

     Processing and pay such amount to the Transferor subject to the obligation of the Transferor to make an amount equal to the Excess Principal Collections for such Monthly Period available on the related Transfer Date in accordance with subsection 4.05(f) of the Agreement; provided, however,
                                                             --------  -------
     that the amount to be paid to the Transferor pursuant to this Section 4.05(b)(ii) of the Agreement on any Date of Processing shall be paid only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to all Principal Receivables transferred to the Trust on such Date of Processing and after giving effect to Collections of Principal Receivables on such Date of Processing) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement.

               (c)  Daily Allocations During the Accumulation Period. During the
                    -------------------------------------------------
Accumulation Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

               (i) Allocate to the Series 1996-E1 Certificateholders and deposit and retain in the Finance Charge Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

               (ii) Allocate to the Series 1996-E1 Certificateholders and retain in the Principal Account an amount equal to the product of (x) the Fixed/Floating Allocation Percentage on such Date of Processing and (y) the aggregate amount of Collections of Principal Receivables on such Date of Processing (for any such date, a "Percentage Allocation"); provided,
                                       ----------------------   --------
     however, that if the sum of such Percentage Allocations with respect to the
     -------
     same Monthly Period exceeds the Controlled Deposit Amount for the related Series 1996-E1 Distribution Date, then such excess shall be paid to the Holder of the Exchangeable Transferor Certificate (subject to the obligation of the Transferor to make an amount equal to the Excess Principal Collections for such Monthly

     Period available on the related Transfer Date in accordance with subsection 4.05(f)) of the Agreement if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Collection Account and applied in accordance with Section 4.03(f) of the Agreement.

          (d)  Daily Allocations During the Rapid Amortization Period.  During
               ------------------------------------------------------
the Rapid Amortization Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

               (i) Allocate to the Series 1996-E1 Certificateholders and deposit and retain in the Finance Charge Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

               (ii) Allocate to the Series 1996-E1 Certificateholders and deposit and retain in the Principal Account an amount equal to the product of (A) the Fixed/Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing; provided, however, that after the date on which an
                              --------  -------
     amount of such Collections equal to the Series 1996-E1 Invested Amount has been deposited into the Collection Account and allocated to the Series 1996-E1 Certificateholders, the amount determined in accordance with this subparagraph (ii) shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Collection Account and applied in accordance with Section 4.03(f) of the Agreement.

          (e)  Daily Deposits.  Notwithstanding the foregoing, the Servicer need
               --------------
not make daily deposits of Collections into the Collection Account at any time when the requirements of the third paragraph of subsection 4.03(a) of the Agreement are satisfied.

          (f)  Monthly Allocations During the Revolving Period and Accumulation
               -----------------------------------------------------------------
Period.  To the extent not previously allocated pursuant to subsection 4.05(b)
- ------
during the Revolving Period, the Servicer shall, on each Transfer Date, allocate to the Series 1996-E1 Certificateholders and deposit in the Finance Charge Account an amount equal to (i) the lesser of (A) the product of (x) the Floating Allocation Percentage with respect to the preceding Monthly Period and (y) the aggregate amount of Collections of Finance Charge Receivables for the related Monthly Period, and (B) the aggregate of the amounts to be applied from amounts on deposit in the Finance Charge Account on such Transfer Date pursuant to subsections 4.09(a)(i) through (vi) of the Agreement and, to the extent necessary, any amounts to be applied in accordance with the Exchangeable Certificate Purchase Agreement. Any such amounts, to the extent they would be paid to First USA Bank, as Transferor or Servicer, need not be so deposited but shall be deemed to have been so deposited and, as and when specified in the subsections identified above, be deemed to have been paid to First USA Bank pursuant to such subsections. During the Revolving Period and the Accumulation Period, the Transferor shall, on each Transfer Date, deposit in the Principal Account an amount equal to the Excess Principal Collections to be applied for the benefit of other Series from amounts that were originally allocated to Series 1996-E1, not to exceed (x) during the Revolving Period, the Floating Allocation Percentage of Collections of Principal Receivables for the related Monthly Period or (y) during the Accumulation Period, the Fixed/Floating Allocation Percentage of Collections of Principal Receivables for the related Monthly Period less the amount thereof applied to Monthly Principal on the related Series 1996-E1 Distribution Date.

          (g) Notwithstanding anything in this Section 4.05, if on any date the aggregate amount of Principal Receivables is less than the sum of the Invested Amounts for all Series then outstanding, all Collections of Principal Receivables on such date shall be deposited and applied in accordance with
Section 4.03(f) of the Agreement.

          The allocations to be made pursuant to this Section 4.05 of the Agreement also apply to deposits into the Collection Account that are treated as Collections, including Credit Adjustments, payment of the reassignment price pursuant to Section 2.07 of the Agreement, Unallocated Principal Collections allocated to the Series 1996-E1 Certificates pursuant to Section 4.03(f) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.02, 10.01, 12.01 or 12.02 of the Agreement and
Section 3 of the Series Supplement for Series 1996-E1. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receivables as indicated in the Agreement.

          Section 4.06  Determination of Monthly Interest for the Series 1996-E1
                        --------------------------------------------------------
Certificates.  (a) The amount of monthly interest (for the Series 1996-E1
- ------------
Certificates, the "Monthly Interest") distributable from the Distribution
                   ----------------
Account with respect to the Series 1996-E1 Certificates on any Series 1996-E1 Distribution Date shall be an amount equal to the product of (i) the Series 1996-E1 Certificate Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (iii) the Series 1996-E1 Outstanding Principal Balance as of the close of business on the last day of the preceding Monthly Period; provided, however,
                                                             --------  -------
that with respect to the first Series 1996-E1 Distribution Date, Monthly Interest shall be equal to the product of (x) the Series 1996-E1 Certificate Rate for the period from and including May 2, 1996 to and including June 16, 1996, (y) a fraction the numerator of which is 46 and the denominator of which is 360 and (z) the Series 1996-E1 Initial Invested Amount; and provided further
                                                               -------- -------
with respect to any Series 1996-E1 Distribution Date related to an Interest Period during which there has been a Sharing Series Exchange, Monthly Interest shall be equal to the sum of (i) the product of (x) the Series 1996-E1 Certificate Rate, (y) the numerator of which is the number of days from and including the first day of such Interest Period to but excluding the related Sharing Series Exchange Date and the denominator of which is 360 and (z) the Series 1996-E1 Invested Amount as of the close of business on the first day of such Interest Period and (ii) the product of (x) the Series 1996-E1 Certificate Rate, (y) a fraction the numerator of which is the number of days from and including the related Sharing Series Exchange Date to but including the last day of the related Interest Period and the denominator of which is 360 and (z) the Series 1996-E1 Invested Amount as of the close of business on the related Sharing Series Exchange Date (after giving effect to the Sharing Series Exchange).

          (b) On each Determination Date, the Servicer shall determine an amount (the "Interest Shortfall") equal to the excess, if any, of (x) the
             ------------------
aggregate Monthly Interest for the Interest Period applicable to the preceding Series 1996-E1 Distribution Date over (y) the amount which was paid to the
                                 ----
Series 1996-E1 Certificateholders in respect of interest on such preceding Series 1996-E1 Distribution Date. If there is an Interest Shortfall with respect to any Series 1996-E1 Distribution Date, an additional amount ("Default
                                                                        -------
Interest") shall be payable as provided herein with respect to the Series 1996-
- --------
E1 Certificates on each Series 1996-E1 Distribution Date following such Series 1996-E1 Distribution Date to and including the Series 1996-E1 Distribution Date on which such Interest Shortfall is paid to Series 1996-E1 Certificateholders equal to the product of (i) the Series 1996-E1 Certificate Rate plus 2.00% per
                                                                ----
annum, (ii) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (iii) such Interest Shortfall. Notwithstanding anything to the contrary herein, Default Interest shall be payable or distributed to Series 1996-E1 Certificateholders only to the extent permitted by applicable law.

          Section 4.07  Determination of Monthly Principal.  The amount of
                        -----------------------------------
monthly principal (the "Monthly Principal") distributable from the Principal
                        -----------------
Account with respect to the Series 1996-E1 Certificates on each Transfer Date beginning with the Transfer Date in the month following the month in which the Accumulation Period or, if earlier, the Rapid Amortization Period begins shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Accumulation Period prior to the Series 1996-E1 Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date and (iii) the Series 1996-E1 Adjusted Invested Amount on such Transfer

Date prior to any deposit into the Principal Funding Account to be made on such day.

          Section 4.08  Coverage of Required Amount for the Series 1996-E1
                        --------------------------------------------------
Certificates.  On each Determination Date, the Servicer shall determine the
- ------------
amount (the "Series 1996-E1 Required Amount"), if any, by which (a) the sum of
             -------------------------------
(i) Monthly Interest for the following Series 1996-E1 Distribution Date, (ii) any Monthly Interest previously due but not paid to the Series 1996-E1 Certificateholders on a prior Series 1996-E1 Distribution Date, (iii) Default Interest, if any, for the following Series 1996-E1 Distribution Date and any Default Interest previously due but not paid to the Series 1996-E1 Certificateholders on a prior Series 1996-E1 Distribution Date, (iv) if First USA Bank is no longer the Servicer, the Investor Monthly Servicing Fee for the following Series 1996-E1 Distribution Date, (v) the Investor Default Amount, if any, for the following Series 1996-E1 Distribution Date and (vi) the aggregate amount of Investor Charge Offs, if any, for the following Series 1996-E1 Distribution Date, exceeds (b) the Series 1996-E1 Available Funds to be applied with respect thereto.

          In the event that the Series 1996-E1 Required Amount for any Series 1996-E1 Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Series 1996-E1 Required Amount on the immediately preceding Determination Date and pursuant to the terms of the Exchangeable Certificate Purchase Agreement, Group E1 Excess Available Funds shall be applied to the extent available and in the order of priority specified in subsection 4.09(a) of the Agreement to cover such Series 1996-E1 Required Amount. If, following the application of such amounts there is any remaining Series 1996-E1 Required Amount, funds in the Spread Account shall be applied to the extent available and in the order of priority specified in subsection 4.09(a) of the Agreement to cover the remaining Series 1996-E1 Required Amount. Any such Group E1 Excess Available Funds or funds from the Spread Account applied with respect to the Series 1996-E1 Required Amount will be treated for all purposes under this Agreement as if they were Series 1996-E1 Available Funds applied pursuant to subsections 4.09(a)(i) through (iv), as applicable.

          Section 4.09  Monthly Payments.  On each Transfer Date, the Trustee,
                        ----------------
acting in accordance with written instructions from the Servicer substantially in the form of Exhibit B hereto, shall make the withdrawals, deposits and
               ---------
payments specified in subsections (a) through (g) of this Section 4.09.

               (a) On the Transfer Date preceding each Series 1996-E1 Distribution Date, an amount equal to the Series 1996-E1 Available Funds deposited or deemed to have been deposited into the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i) an amount equal to Monthly Interest for the following Series 1996-E1 Distribution Date, plus the amount of any Monthly Interest
                                       ----
     previously due but not paid to Series 1996-E1 Certificateholders on a prior Series 1996-E1 Distribution Date, plus the amount of any Default
                                             ----
     Interest for the following Series 1996-E1 Distribution Date, shall be deposited by the Servicer or the Trustee into the Distribution Account on such Series 1996-E1 Distribution Date;

               (ii) if First USA Bank is no longer the Servicer, an amount equal to the Investor Monthly Servicing Fee for the related Monthly Period shall be distributed to the Servicer on the following Series 1996-E1 Distribution Date;

               (iii) an amount equal to the aggregate Investor Default Amount, if any, for such Series 1996-E1 Distribution Date shall be (A) distributed to the Holder of the Exchangeable Transferor Certificate on Series 1996-E1 Distribution Dates with respect to the Revolving Period (but not exceeding the Transferor Interest (determined as of such Series 1996-E1 Distribution Date after giving effect to any Principal Receivables transferred to the Trust during the Monthly Period relating to such Series 1996-E1 Distribution Date, any such amount in excess of the Transferor Interest to be treated as Unallocated Principal Collections)) and (B) deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for

     Series 1996-E1 Distribution Dates with respect to the Amortization Period;

               (iv) an amount equal to the aggregate amount of Investor Charge-Offs, which have not been previously reimbursed shall be (A) distributed to the Holder of the Exchangeable Transferor Certificate on Series 1996-E1 Distribution Dates with respect to the Revolving Period (but not exceeding the Transferor Interest (determined as of such Series 1996-E1 Distribution Date after giving effect to any Principal Receivables transferred to the Trust during the Monthly Period relating to such Series 1996-E1 Distribution Date, any such amount in excess of the Transferor Interest to be treated as Unallocated Principal Collections) and (B) deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for Series 1996-E1 Distribution Dates with respect to the Amortization Period;

               (v) if First USA Bank is the Servicer, an amount equal to the Investor Monthly Servicing Fee for the related Monthly Period shall be distributed to the Servicer on the following Series 1996-E1 Distribution Date;

               (vi) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.14(f) of the Agreement, an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

               (vii) the balance, if any, shall constitute "Series 1996-E1
                                                            --------------
     Excess Available Funds" and shall be allocated and distributed as set forth
     ----------------------
     in the Exchangeable Certificate Purchase Agreement.

Notwithstanding the foregoing, the allocation and distribution specified to be made on the Transfer Date pursuant to subsection 4.09(a)(vii) above shall be made in accordance with the written instructions of the Servicer in the form of Exhibit B hereto on the earliest Transfer Date for this Series 1996-E1 and each Sharing Series.

               (b) On each Transfer Date during the Revolving Period, the Trustee shall distribute an amount equal to the Available Investor Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period in the following priority:

               (i) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections and the denominator of which is equal to the sum of the Collections of Principal Receivables available for sharing as specified in the related Series Supplement for each Series and (2) the Principal Shortfall applicable to such other Series and (B) the Available Investor Principal Collections, shall be treated as Excess Principal Collections and be deposited in the applicable principal accounts for such other Series with Principal Shortfalls; and

               (ii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsection 4.09(b)(i) above shall be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that
                                                        --------  -------
     the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(b)(ii) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on the related Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and after giving effect to Collections of Principal Receivables on such Transfer Date) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.03(f).

               (c) On each Transfer Date, during the Accumulation Period or the Rapid Amortization Period, the Trustee shall distribute an amount equal to the Available Investor Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period in the following priority:

               (i) an amount equal to the Monthly Principal for such Transfer Date plus, to the extent of any applicable Principal Shortfall for the
          ----
     related Series 1996-E1 Distribution Date, Excess Principal Collections from other Series, to the extent available, shall be (A) during the Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

               (ii) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.09(c)(i) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each other Series and (2) the Principal Shortfalls for all Series and (B) the remaining Available Investor Principal Collections, shall remain in the Principal Account to be treated as Excess Principal Collections and applied to other Series; and

               (iii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsec tion 4.09(c)(i) and (ii) above shall be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that the amount to
                                          --------  -------
     be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(c)(iii) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on the related Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b) of the Agreement) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.03(f) of the Agreement; provided, further, that in no event shall the amount payable to the Holder
     --------  -------
     of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(c)(iii)
     be greater than the Transferor Interest on such Transfer Date.

               (d) On the earlier to occur of the first Transfer Date with respect to the Rapid Amortization Period or the Transfer Date immediately preceding the Series 1996-E1 Scheduled Payment Date, the Trustee shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

               (e) On the earlier to occur of the first Series 1996-E1 Distribution Date with respect to the Rapid Amortization Period or the Series 1996-E1 Scheduled Payment Date and on each Series 1996-E1 Distribution Date thereafter, the Trustee shall pay in accordance with Section 5.01 of the Agreement from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsection 4.09(b) of the Agreement on the related Transfer Date to the Series 1996-E1 Certificateholders in an amount equal to the lesser of such amount on deposit in the Distribution Account and the Series 1996-E1 Invested Amount.

               (f) The Accumulation Period is scheduled to commence at the close of business on November 30, 1997; provided, however, that, if the
                                        --------  -------
Accumulation Period Length (determined as described below) is less than 3 months, the date on which the Accumulation Period actually commences may, at the option of the Servicer, upon written notice to the Trustee, be delayed to the first Business Day of the month that is the number of months prior to the Series 1996-E1 Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the October 1996 Distribution Date, and each Determination Date thereafter until the Accumulation Period begins, the
Servicer will determine the "Accumulation Period Length" which will equal the
                             --------------------------
number of months such that sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not
               --------  -------
be less than one month.

          Section 4.10  Payment of Certificate Interest.  On each Series 1996-E1
                        -------------------------------
Distribution Date, the Paying Agent shall pay in accordance with Section 5.01 of the Agreement to the Series 1996-E1 Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsection 4.09(a)(i) of the Agreement (including amounts allocated to be so applied in accordance with Section 4.08 of the Agreement) on the related Transfer Date or such Series 1996-E1 Distribution Date, as applicable.

          Section 4.11  Investor Charge-Offs.  On each Series 1996-E1
                        --------------------
Distribution Date, the Servicer shall calculate the Investor Default Amount. If on any Series 1996-E1 Distribution Date, the Investor Default Amount for such Series 1996-E1 Distribution Date exceeds the sum of the amount allocated with respect thereto pursuant to subsection 4.09(a)(iii) of the Agreement (including amounts allocated to be so applied in accordance with Section 4.08 of the Agreement) with respect to the Monthly Period immediately preceding such Series 1996-E1 Distribution Date, the Series 1996-E1 Invested Amount will be reduced by the amount of such excess, but not more than the Investor Default Amount for such Series 1996-E1 Distribution Date (an "Investor Charge-Off"). If the
                                           -------------------
Series 1996-E1 Invested Amount has been reduced by the amount of any Investor Charge-Offs, it will be reimbursed on any Series 1996-E1 Distribution Date (but not by an amount in excess of the aggregate Investor Charge-Offs) by the amount of Series 1996-E1 Available Funds allocated and available for such purpose pursuant to subsection 4.09(a)(iv) of the Agreement (including amounts allocated to be so applied in accordance with Section 4.08 of the Agreement).

          Section 4.12  Determination of LIBOR.
                        ----------------------

               (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period equal to the relevant Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period. The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provid ed as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer and identified in an Officer's Certificate delivered to the Trustee on such LIBOR Determination Date, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period.

               (b) The Series 1996-E1 Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 1996-E1 Certificateholder by telephoning the Paying Agent at its corporate trust office at (212) 815-5737.

               (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer and the Administrative Agent by facsimile notification of LIBOR for the following Interest Period.

          Section 4.13  Principal Funding Account.
                        -------------------------

               (a) The Servicer shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1996-E1 Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Principal Funding Account"), bearing a designation clearly
                  -------------------------
indicating that the funds deposited therein are held for the benefit of the Series 1996-E1 Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-E1 Certificateholders. If any time the institution holding the Principal Funding Account ceases to be a Qualified Institution the Transferor shall notify the Trustee, and the Trustee upon being notified (or the

Servicer on its behalf) shall, within ten (10) Business Days, establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Supplement, and (ii) on each Transfer Date (from and after the commencement of the Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.09(c) of the Agreement.

               (b) Funds on deposit in the Principal Funding Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Series 1996-E1 Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

          On the Transfer Date occurring in the month following the commencement of the Accumulation Period and on each Transfer Date thereafter with respect to the Accumulation Period, the Trustee, acting at the Servicer's written direction given on such Transfer Date, shall (x) transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Series 1996-E1 Available Funds pursuant to subsection 4.09(a) of the Agreement and (y) pay any excess Principal Funding Investment Proceeds to the Transferor. An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.14(d) of the Agreement. Principal Funding

Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

          Section 4.14  Reserve Account.
                        ---------------

               (a) The Servicer shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1996-E1 Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating
                  ---------------
that the funds deposited therein are held for the benefit of the Series 1996-E1 Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-E1 Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.09(a)(vi) of the Agreement.

               (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following

Transfer Date. The Trustee shall maintain for the benefit of the Series 1996-E1 Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account for application as Collections of Finance Charge Receivables allocable to the Series 1996-E1 Certificates on such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

               (c) On each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Series 1996-E1 Invested Amount and the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the
                              -------------------
Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period; provided, however, that such amount will be
                               --------  -------
reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under subsection 4.09(a)(vi) of the Agreement with respect to such Transfer Date.

               (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the written instructions of the Servicer), deposited into the Finance Charge Account and included in Series 1996-E1 Available Funds for such Transfer Date.

               (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account, deposit into the Finance Charge Account and include in Series 1996-E1 Available Funds for such Transfer Date, an amount equal to such Reserve Account Surplus.

               (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Series 1996-E1 Invested Amount is paid in full to the Series 1996-E1 Certificateholders, (iii) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 1996-E1 and (iv) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Rapid Amortization Period and the Series 1996-E1 Scheduled Payment Date, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 1996-E1 Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and apply as Series 1996-E1 Available Funds, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

          SECTION 7.  Article V of the Agreement.  Article V of the Agreement
                      --------------------------
shall read in its entirety as follows and shall be applicable only to the Series 1996-E1 Certificates:


                                   ARTICLE V

                  DISTRIBUTIONS AND REPORTS TO SERIES 1996-E1
                              CERTIFICATEHOLDERS

          Section 5.01  Distributions.  On each Series 1996-E1 Distribution
                        -------------
Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to the Administrative Agent on behalf of each Series 1996-E1 Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.04(e) or in Section 12.03 of the Agreement respecting a final distribution) such Series 1996-E1

Certificateholder's pro rata share (based on the aggregate Undivided Interests
                    --- ----
represented by the beneficial interest in the Series 1996-E1 Certificates held by such Series 1996-E1 Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Series 1996-E1 Certificateholders pursuant to subsection 4.09(e) and Section 4.10 of the Agreement by wire transfer to an account or accounts designated by the Administrative Agent by written notice given to the Paying Agent not less than five days prior to the related Series 1996-E1 Distribution Date; provided, however, that the final
                                          --------  -------
payment in retirement of the Series 1996-E1 Certificates will be made only upon presentation and surrender of the Series 1996-E1 Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.03 of the Agreement.

          Section 5.02  Monthly Certificateholders' Statement.
                        -------------------------------------

               (a) On each Determination Date, the Servicer shall forward to the Trustee, the Paying Agent, the Administrative Agent and Fitch the Monthly Certificateholders' Statement substantially in the form of Exhibit C hereto
                                                           ---------
(each, a "Monthly Certificateholders' Statement"). On or before each Series
          -------------------------------------
1996-E1 Distribution Date, the Administrative Agent shall forward to each Series 1996-E1 Certificateholder the Monthly Certificateholders' Statement delivered to it on the preceding Determination Date.

               (b)   Annual Certificateholders' Tax Statement. On or before
                     ----------------------------------------
January 31 of each calendar year, beginning with calendar year 1997, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1996-E1 Certificateholder, a statement prepared by the Servicer containing the information set forth in the Monthly Certificateholders' Statements with respect to (i) the total amount distributed, (ii) the amount of such distribution allocable to interest, and (iii) the amount of such distribution allocable to principal, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1996-E1 Certificateholder, together with such other customary information (consistent with the treatment of the Series 1996-E1 Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1996-E1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          SECTION 8.    Exchanges of Series 1996-E1 Invested Amount for Sharing
                        -------------------------------------------------------
Series Collateral Invested Amounts.
- ----------------------------------

               (a) Subject to the satisfaction of the conditions precedent specified in subsection 8(c) below, at the option of and upon direction by the Transferor, the Series 1996-E1 Certificateholders will be required to exchange from time to time during the Sharing Series Exchange Period a portion of their respective Series 1996-E1 Invested Amounts for an equal principal amount of a Sharing Series Collateral Invested Amount (each, a "Sharing Series Exchange").
                                                    -----------------------
The Transferor shall give the Administrative Agent, the Trustee and the Servicer written notice of each Sharing Series Exchange not less than three Business Days prior to such proposed Sharing Series Exchange. The Administrative Agent, on behalf of each Series 1996-E1 Certificateholder shall be entitled to receive on the date of such Sharing Series Exchange a CIA Certificate representing the Sharing Series Collateral Invested Amount and on the next succeeding Series 1996-E1 Distribution Date, each Series 1996-E1 Certificateholder shall be entitled to receive interest with respect to the Series 1996-E1 Certificates for the period from and including the preceding Series 1996-E1 Distribution Date to but excluding the Sharing Series Exchange Date based on the Series 1996-E1 Invested Amount at the close of business on such preceding Series 1996-E1 Distribution Date and for the period from and including the Sharing Series Exchange Date to but excluding the following Series 1996-E1 Distribution Date based on the Series 1996-E1 Invested Amount at the close of business on the Sharing Series Exchange Date in both cases at the applicable Series 1996-E1 Certificate Rate for such Interest Period and as more fully described in Section
4.06 of the Agreement.

               (b) Each Sharing Series Exchange will be made pro rata among the Series 1996-E1 Certificateholders based upon the Percentage Interest of each Series 1996-E1

Certificateholder. Concurrently with a Sharing Series Exchange, the Series 1996-E1 Invested Amount will be reduced by the amount of the related Sharing Series Collateral Invested Amount. The Administrative Agent, on behalf of the Series 1996-E1 Certificateholders, shall surrender the Series 1996-E1 Certificate to the Trustee not less than one Business Day prior to the Sharing Series Exchange Date for cancellation in exchange for (i) a new Series 1996-E1 Certificate representing the Series 1996-E1 Invested Amount after giving effect to the reduction in the Series 1996-E1 Invested Amount as a result of a Sharing Series Exchange and (ii) a CIA Certificate representing the Sharing Series Collateral Invested Amount of the related Sharing Series. The Administrative Agent shall receive a receipt for the Series 1996-E1 Certificate when surrendered for cancellation in accordance with the immediately preceding sentence, which receipt shall be surrendered on the Exchange Date in exchange for the new
Series 1996-E1 Certificate and the related CIA Certificate referred to in the immediately preceding sentence. The right of the Transferor to request that the Series 1996-E1 Certificateholders exchange a portion of their Series 1996-E1 Invested Amount for a Sharing Series Collateral Invested Amount shall terminate at the close of business on the last day of the Sharing Series Exchange Period. The Sharing Series Exchange Period may be extended at the request of the Transferor not less than three Business Days prior to the expiration thereof with the consent of 100% of the Series 1996-E1 Certificateholders. Notwithstanding any other provision of this Series Supplement, if the Sharing Series Exchange Period is extended pursuant to this subsection 8(b), the Revolving Period will be scheduled to continue until the last day of the Sharing Series Exchange Period but may in accordance with the provisions of subsection 4.09(f) of the Agreement be continued beyond the extended Sharing Series Exchange Period.

               (c) Each Sharing Series Exchange shall be subject to satisfaction of the following conditions precedent:

                     (i) First USA shall have delivered to the Administrative Agent, on or prior to the Sharing Series Exchange Date, all Monthly Certificateholders' Statements to be delivered pursuant to Section 5.02 of the Agreement;

                     (ii) First USA shall have delivered to the Administrative Agent on the Sharing Series Exchange Date an officer's certificate in the form of Exhibit D hereto to the following effect:
             ---------

                     (A) on the date of such Sharing Series Exchange the following statements shall be true:

                         (I) the representations and warranties of the Transferor pursuant to Section 2.03 and subsection 2.04(a) of the Agreement, the Servicer pursuant to Section 3.03 of the Agreement and First USA pursuant to Section 4.1 of the Exchangeable Certificate Purchase Agreement (with the exception of subsection 4.1(m) of the Exchangeable Certificate Purchase Agreement) are true and correct in all material respects on and as of the Sharing Series Exchange Date as though made on and as of such date (unless such representations and warranties specifically refer to an earlier date);

                         (II) no event has occurred and is continuing, or would result from such Sharing Series Exchange, that constitutes a Series 1996-E1 Pay Out Event or a Pay Out Event for any other Sharing Series, and no event has occurred and is continuing that, with the lapse of time, the giving of notice, or both, would constitute a Pay Out Event or a Pay Out Event for any other Sharing Series; and

                         (III) First USA shall be the Servicer under the Pooling
               and Servicing Agreement;

                     (B) on the date of, and after giving effect to, such Sharing Series Exchange, the Transferor Interest shall equal or exceed the Minimum Transferor Interest;

                     (C) the request with respect to the Sharing Series Exchange shall have been delivered to the Administrative Agent and the Trustee in writing at least three Business Days prior to the Sharing Series Exchange Date;

                     (D) after giving effect to the Sharing Series Exchange, the sum of the Series 1996-E1 Invested Amount and all Sharing Series Collateral Invested Amounts will not be greater than the Series 1996-E1 Initial Invested Amount;

                     (E) setting forth the Pro Forma Excess Spread calculations for the three Monthly Periods preceding the Sharing Series Exchange Date and, to the extent required with respect to the Sharing Series related to such Sharing Series Exchange, the upfront deposit to the Spread Account shall have been made;

                     (F) the Pro Forma Excess Spread Percentage with respect to the Sharing Series related to such Sharing Series Exchange shall be greater than or equal to 2%; and

                     (G) the Sharing Series related to such Sharing Series Exchange shall have a weighted average life of not more than five years and a legal final maturity date not later than the Distribution Date in the 111th month following the first Series 1996-E1 Distribution Date.

                     (iii) the Administrative Agent shall have received, on or prior to the Sharing Series Exchange Date, evidence satisfactory to it that
     (I) the rating of the Series 1996-E1 Certificates will be confirmed by Fitch and (II) the Sharing Series Collateral Invested Amount related to such Sharing Series Exchange will be rated not lower than "BBB" by Fitch;

                     (iv) First USA shall have deliv ered or caused to be delivered to the Administrative Agent, on the Sharing Series Exchange Date, the favorable written opinion of counsel for First USA, dated the Sharing Series Exchange Date, (A) to the effect that the Pooling and Servicing Agreement and the related Sharing Series Supplement each has been duly executed and delivered by First USA and constitutes the legal, valid and binding obligation of First USA enforceable against First USA in accordance with its terms subject only to standard bankruptcy, insolvency and equity exceptions, and (B) to the effect that no registration or filing with or consent or approval of any Delaware or federal governmental authority or regulatory body having jurisdiction over First USA is required in connection with the execution, delivery or performance by First USA of the Pooling and Servicing Agreement or the related Sharing Series Supplement which has not been obtained;

                     (v) First USA shall have delivered to the Administrative Agent on the related Sharing Series Exchange Date, a copy of the resolutions of the Board of Directors of First USA, certified as of the Sharing Series Exchange Date by the Secretary or Assistant Secretary thereof, authorizing the execution, delivery and performance of the Pooling and Servicing Agreement and the related Sharing Series Supplement;

                     (vi) First USA shall have delivered or caused to be delivered to the Administrative Agent evidence satisfactory to the Administrative Agent that as of the Sharing Series Exchange Date the Senior Certificates of the related Sharing Series will be rated not lower than "A-" or its equivalent by two nationally recognized rating agencies;

                     (vii) First USA shall have delivered or caused to be delivered to the Administrative Agent, on the date of such Sharing Series Exchange, a copy, addressed to the Administrative Agent on behalf of the Group E1 Investors of each of the opinions of counsel required to be delivered to the Rating Agencies;

                     (viii) First USA shall have delivered or caused to be delivered to the Administrative Agent on the date of such Sharing Series Exchange an executed officer's certificate delivered pursuant to the underwriting agreement or equivalent document, if any, for the related Sharing Series with respect to certain matters relating to the applicable registration statement of First USA on Form S-3 filed with the Securities and Sharing Series Exchange Commission under the Securities Act and certain agreements, representations and warranties of First USA in such document;

                     (ix) First USA shall have delivered or caused to be delivered to the Administrative Agent on or prior to the date of such Sharing Series Exchange, an executed copy of the agreed upon procedures letter of Ernst & Young LLP, or such other nationally recognized accounting firm as shall be providing such letters at such time, delivered pursuant to the underwriting agreement or equivalent document, if any, for the related Sharing Series, on which the Administrative Agent and each Group E1 Investor shall be entitled to rely;

                     (x) First USA shall have delivered or caused to be delivered to the Administrative Agent on the date of such Sharing Series Exchange, a conformed copy of the Pooling and Servicing Agreement and an executed copy of the related Sharing Series Supplement;

                     (xi) First USA shall have delivered or caused to be delivered to the Administrative Agent on the date of such Sharing Series Exchange, evidence satisfactory to the Administrative Agent that the Investor Certificates of the related Sharing Series shall have been duly issued;

                     (xii) First USA shall have delivered to the Administrative Agent on the date of such Sharing Series Exchange an incumbency certificate or equivalent document with respect to each officer of First USA executing the Sharing Series Supplement on the Sharing Series Exchange Date;

                     (xiii) if the related Sharing Series shall include any interest rate or cross-currency swap in connection with the coupon on such Sharing Series or any Class of Certificates of such Sharing Series, the Administrative Agent shall have had the opportunity to review and approve the terms of the Sharing Series Supplement for such Sharing

     Series and the interest rate or cross-currency swap agreement with the swap counterparty for such Sharing Series; and

                     (xiv) the following terms and conditions shall be contained in the Sharing Series Supplement or in other documentation with respect to the related Sharing Series:

                     (A) "Pay Out Events" for such Sharing Series which are equivalent to the Series 1996-E1 Pay Out Events described in Section 9 of this Series Supplement;

                     (B) definitions of "Daily Deposit Date" and "Reversion Date" or the equivalent defined terms for such Sharing Series which are equivalent to the definitions of "Daily Deposit Date" and "Reversion Date" in this Series Supplement;

                     (C) a definition of "Base Rate" or the equivalent defined term for such Sharing Series which is equivalent to the following:
          for a Sharing Series, with respect to any Monthly Period, the sum of the weighted average of the Senior Certificate Rates and the CIA Certificate Rate for such Sharing Series, in each case as of the last day of such Monthly Period (weighted based on the Invested Amounts of the Senior Classes of Certificates of such Sharing Series and the CIA Invested Amount of such Sharing Series, respectively, in each case as of the last day of such Monthly Period) plus the product of 2.00% and the percentage equivalent of a fraction the numerator of which is the Adjusted Invested Amount for such Sharing Series and the denominator of which is the Invested Amount for such Sharing Series each as of the last day of such Monthly Period;

                     (D) requirements for daily deposits of Collections during the rapid amortization period or the equivalent period for the related Sharing Series which are equivalent to the requirements for daily deposits of Col-lections during the Rapid Amortization Period described in Section
          4.05 of the Agreement;

                     (E) requirements with respect to a reserve account or an equivalent account, the funding of such account and the allocations and distributions of the funds to be deposited therein which are equivalent to the requirements with respect to the Reserve Account, the funding of the Reserve Account and the allocations and distributions of funds deposited in the Reserve Account described in
          Section 4.14 of the Agreement, and requirement that the amount required to be deposited in such account shall for Sharing Series with a floating rate coupon be not less than 0.50% of the aggregate Invested Amount of such Sharing Series and for Sharing Series with a fixed rate coupon be not less than 1.00% of the aggregate Invested Amount of such Sharing Series;

                     (F) rights of the Group E1 Investors upon the occurrence of an Insolvency Event which are equivalent to those described in
          Section 10 of this Series Supplement; and

                     (G) a provision to the effect that the CIA Certificates will be treated as a Class of Certificates for all purposes under the Agreement (including, but not limited to, voting), with the exception of Section 6.09(b) with respect to the delivery of an Opinion of Counsel to the effect that a newly issued Series of Certificates will be treated as debt for federal income tax purposes.

          Any or all of the foregoing requirements in clauses (i) through (xiv) of this subsection 8(c) may be waived with the consent of 100% of the Group E1 Investors.

          SECTION 9.    Series 1996-E1 Pay Out Events.  If any one of the
                        -----------------------------
following events shall occur with respect to the Series 1996-E1 Certificates:

               (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the Agreement or this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1996-E1 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1996-E1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Series 1996-E1 Invested Amount of this Series 1996-E1, and continues to affect materially and adversely the interests of the Series 1996-E1 Certificateholders for such period;

               (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.01 or 2.06 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered and shall continue to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1996-E1 Certificates evidencing Undivided Interests aggregating more than 50% of the Series 1996-E1 Invested Amount of this Series 1996-E1, and (ii) as a result of which the interests of the Series 1996-E1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such 60-day period; provided, however, that a Series 1996-E1 Pay Out Event pursuant to this
- --------  -------
subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c) the average Portfolio Yield for any three consecutive Monthly Periods is less than the average Base Rate for such three consecutive Monthly Periods;

               (d) the Transferor shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.06(a) of the Agreement; or

               (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1996-E1 Certificateholders;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Series 1996-E1 Certificates evidencing Undivided Interests aggregating more than 50% of the Series 1996-E1 Invested Amount of this Series 1996-E1 by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Series 1996-E1 Certificateholders) may declare that a pay out event (a "Series 1996-E1 Pay Out Event") has occurred
                                     ----------------------------
as of the date of such notice, and in the case of any event described in subparagraphs (c) or (d), a Series 1996-E1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1996-E1 Certificateholders immediately upon the occurrence of such event.

          SECTION 10.   Rights of Group E1 Investors Upon the Occurrence of
                        ---------------------------------------------------
Certain Events.  Upon the occurrence of an Insolvency Event as described in
- --------------
subsection 9.02(a) of the Agreement, if the Group E1 Investors determine to instruct the Trustee to instruct the Servicer not to liquidate the Receivables in accordance with subsection 9.02(a), the Group E1 Investors shall be required to so instruct the Trustee with respect to each Group E1 Series. For purposes of each Group E1 Series, the fifth sentence of subsection 9.02(a) of the Agreement shall be amended to read in its entirety as follows:

     "If, however, with respect to the portion of the Receivables allocable to Group E1 Series, the holders of more than 50% of (x) with respect to Series 1996-E1, the principal amount of the Series 1996-E1 Certificates and
     (y) with respect to each Sharing Series, the principal amount of each Class of Senior Certificates and the CIA Certificates as well as more than 50% of the holders of interests in the right to receive interest payments in respect of the CIA Invested Amount, instruct the Trustee not to sell the portion of the Receivables allocable to each Group E1 Series, the Trust shall continue with respect to each such Series and payments will be made to the Certificateholders for the remainder of the Amortization Period in accordance with the terms of the Agreement and the applicable Supplements."

The Trustee shall refrain from selling the portion of Receivables allocable to the Group E1 Series only if the requisite percentage of Certificateholders of each Class of each Series specified in the preceding sentence affirmatively instructs the Trustee not to sell the portion of the Receivables allocable to the Group E1 Series.

          SECTION 11.   Series 1996-E1 Termination.  The right of the Series
                        --------------------------
1996-E1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1996-E1 Termination Date. The provisions of this Series 1996-E1 Supplement relating to Sharing Series shall survive the termination of the right of the Series 1996-E1 Certificateholders to receive payments from the Trust.

          SECTION 12.   Periodic Finance Charges and Other Fees. The Transferor
                        ---------------------------------------
hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

          SECTION 13.   Transfers of Series 1996-E1 Certificates.  No Series
                        ----------------------------------------
1996-E1 Certificate or any interest therein, including any participation, may be sold (in cluding in the initial offering), conveyed, assigned, hy-pothecated, pledged, participated, or otherwise transferred except in connection with a Sharing Series Exchange as provided in Section 8 of this Series Supplement or in accordance with the provisions of Section 8.1 of the Exchangeable Certificate Purchase Agreement and in compliance with the restrictions specified in the Series 1996-E1 Certificates.

          SECTION 14.   Amendment and Ratification of Agreement. As supplemented
                        ---------------------------------------
by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

          SECTION 15.   Counterparts. This Series Supplement may be executed in
                        ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 16.   GOVERNING LAW.  THIS SERIES SUPPLEMENT SHALL BE
                        -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 17.   Additional Representations and Warranties of the
                        ------------------------------------------------
Servicer. First USA Bank, as initial Servicer, hereby makes, and any Successor Servicer by its appointment under the Agreement shall make the following representations and warranties:

               (a)   All Consents. All authorizations, consents, orders or
                     ------------
approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Supplement by the Servicer and the performance of the transactions contemplated by this Supplement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

               (b)   Rescission or Cancellation. The Servicer shall not permit
                     --------------------------
any rescission or cancellation of any Receivable except as ordered by a court of compe-tent jurisdiction or other Governmental Authority or in accordance with the normal operating procedures of the Servicer.

               (c)   Receivables Not To Be Evidenced by Promissory Notes. Except
                     ---------------------------------------------------
in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by an instrument or chattel paper (as defined in the UCC as in effect in the State of Delaware).

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1996-E1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                    FIRST USA BANK,
                                      Transferor and Servicer


                                    By:  /s/ Steven L. McDonald
                                         --------------------------------
                                         Name:  Steven L. McDonald
                                         Title: Senior Vice President



                                    THE BANK OF NEW YORK (DELAWARE),
                                      Trustee


                                    By:  /s/ Melissa J. Beneduce
                                         --------------------------------
                                         Name:  Melissa J. Beneduce
                                         Title: Asst. Vice President

                                                                       EXHIBIT A


                     [FORM OF SERIES 1996-E1 CERTIFICATE]


          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
(II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (EXCLUDING FOR PURPOSES OF THIS CLAUSE (V), ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(B)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE). EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE

IS DEEMED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT).

          THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND THE EXCHANGEABLE CERTIFICATE PURCHASE AGREEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND THE EXCHANGEABLE CERTIFICATE PURCHASE AGREEMENT.



No. R-1                                                             $500,000,000

Series Termination
Date:  November 15, 2000

                      FIRST USA CREDIT CARD MASTER TRUST
             SERIES 1996-E1 FLOATING RATE ASSET BACKED CERTIFICATE

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA(R) and MasterCard(R)/*/ credit card accounts generated or to be generated by First USA Bank (the "Bank").

                 (Not an interest in or a recourse obligation
                  of First USA Bank or any affiliate thereof)

          This certifies that SWISS BANK CORPORATION, NEW YORK BRANCH, in its capacity as Administrative Agent on behalf of the Group E1 Investors (the "Certificateholder") is the registered owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of

______________________
     /*/ VISA(R) and MasterCard(R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware) (as successor to The Bank of New York as successor to NationsBank, N.A.), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as amended by Assignment No. 16 of Receivables in Additional Accounts dated as of May 2, 1996 among the Bank, as Transferor and Servicer, the Trustee and The Bank of New York (Delaware) (as successor to The Bank of New York as successor to NationsBank, N.A.), as trustee of the First USA Credit Card Master Trust II, and as supplemented by the Series 1996-E1 Supplement (the "Series 1996-E1 Supplement"), dated as of May 2, 1996, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due (other than recoveries on charged-off Receivables) and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1996-E1 Supplement and the Exchangeable Certificate Purchase Agreement), and all other assets and interests constituting the Trust and all proceeds of the foregoing. The Receivables consist of amounts charged by cardholders for goods and services and cash advances (such amounts, less the amount of Discount Receivables, the "Principal Receivables"), plus the related periodic finance charges (the "Periodic Finance Charges"), annual membership fees ("Annual Membership Fees"), and amounts charged to the Accounts in respect of cash advance finance charges, late fees, overlimit fees, return check fees and similar fees and charges (the "Other Charges"). Receivables in an amount equal to the product of the Yield Factor (initially 1.3%) and amounts charged by cardholders for goods and services and cash advances (the "Discount Receivables") will be allocated to the Certificates and treated as Finance Charge Receivables (Discount Receivables, together with the Periodic Finance Charges, Annual Membership Fees and Other Charges, the "Finance Charge Receivables").

          Although a summary of certain provisions of the Agreement is set forth below, this Series 1996-E1 Certifi-cate does not purport to summarize the Agreement or the Exchangeable Certificate Purchase Agreement and reference is made to the Agreement and the Exchangeable Certificate Purchase Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Exchangeable Certificate Purchase Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711, Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "First USA Credit Card Master Trust Floating Rate Asset Backed Certificates, Series 1996-E1" (the "Series 1996-E1 Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Series 1996-E1 Certificateholder by virtue of the acceptance hereof assents and by which the Series 1996-E1 Certificateholder is bound. In the case of any conflict between terms specified in this Series 1996-E1 Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Exchangeable Certificate Purchase Agreement and the Series 1996-E1 Certificates with the intention that the Series 1996-E1 Certificates qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Series 1996-E1 Certificate or any interest therein (a "Series 1996-E1 Certificateholder"), by acceptance of its Series 1996-E1 Certificate or any interest therein, agrees to treat the Series 1996-E1 Certificates for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Notwithstanding the foregoing, in the event that the Series 1996-E1 Certificates are not classified as debt as set forth above, it is the intention of the parties hereto that such Series 1996-E1 Certificates be classified as interests in a partnership. In the event that the yield to a Series 1996-E1 Certificateholder is not treated as a guaranteed payment but as an allocation of partnership income, it is the intention of the parties that gross income of the partnership be allocated to the Series 1996-E1 Certificateholders in an amount equal to: (i) interest accrued on the Series 1996-E1 Certificates; (ii) any amount that would, if the Series 1996-E1 Certificates were classified as debt, be treated as original issue discount (to the extent not included in (i)); and (iii) any losses previously allocated to the Series 1996-E1 Certificateholders. Losses shall be allocated to a Series 1996-E1 Certificateholder only to the extent that the Invested Amount is reduced by any such loss.

          The Trust's assets are allocated in part to the holders of the Series 1996-E1 Certificates with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Series 1996-E1 Certificates, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Series 1996-E1 Certificates or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement. In addition, to the extent permitted for any Series of Certificates by the related Supplement, the Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate in exchange for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate.

          The Series 1996-E1 Initial Invested Amount is $500,000,000. The Series 1996-E1 Invested Amount for any monthly Distribution Date will be an amount equal to $500,000,000 minus the initial aggregate principal amount of all
                      -----
Sharing Series Collateral Invested Amounts issued through Sharing Series Exchanges prior to such date, minus the aggregate amount of principal payments
                              -----
made to the Series 1996-E1 Certificateholders prior to such Distribution Date and minus the excess, if any, of the aggregate amount of Series 1996-E1 Investor
    -----
Charge-Offs over the Series 1996-E1 Investor Charge-Offs reimbursed prior to such date.

          The Series 1996-E1 Certificates will bear interest at the rate of 5.7375% per annum on the Series 1996-E1 Initial Invested Amount from and including May 2, 1996 through and including June 16, 1996, and for each Interest Period thereafter through October 14, 1996, the Series 1996-E1 Certificates will bear interest at a per annum rate of 0.30% in excess of LIBOR as determined by the Trustee on the related LIBOR Determination Date, and for each Interest Period thereafter, the Series 1996-E1 Certificates will bear interest at a per annum rate of 0.35% in excess of LIBOR as determined by the Trustee on the related LIBOR Determination Date (each such rate as in effect from time to time, the "Series 1996-E1 Certificate Rate"). Interest will be distributed to the extent of available funds on June 17, 1996, and on the fifteenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day until the earlier of the day on which the Series 1996-E1 Invested Amount is paid in full and the Series Termination Date (each such date, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Period divided by 360, (b) the Series 1996-E1 Certificate Rate and (c) the Series 1996-E1 Outstanding Principal Balance on the last day of the Monthly Period immediately preceding such Distribution Date. Interest for a Distribution Date will accrue from and including the previous Distribution Date (or in the case of the first Distribution Date, from and including the Closing
Date), to and including the day immediately preceding the current Distribution Date. Interest payments will be made from Collections of Finance Charge Receivables and certain other amounts allocated to the Series 1996-E1 Certificates comprising Series 1996-E1 Available Funds on June 17, 1996 and on each Distribution Date thereafter until the Series 1996-E1 Termination Date. Interest will be payable monthly on each Distribution Date to the Series 1996-E1 Certificateholders of record as of the related Record Date. The Record Date with respect to any Distribution Date shall be the last day of the calendar month preceding such Distribution Date.

          If on any Distribution Date the Series 1996-E1 Available Funds are insufficient to cover the sum of Monthly Interest and any overdue Monthly Interest due on such Distribution Date, Default Interest, if any, for such Distribution Date and any overdue Default Interest, the Investor Default Amount, if any, for such Distribution Date, the aggregate amount of Investor Charge Offs, if any, for such Distribution Date and, if the Bank is no longer the Servicer, the Monthly Servicing Fee for such Distribution Date (such deficiency the "Series 1996-E1 Required Amount"), Group E1 Excess Available Funds will be applied to fund the Series 1996-E1 Required Amount.

          Subject to the satisfaction of certain conditions precedent specified in the Series 1996-E1 Supplement, at the option of and upon direction by the Transferor, the Series 1996-E1 Certificateholders will be required to exchange from time to time during the Sharing Series Exchange Period a portion of their respective Series 1996-E1 Invested Amounts for an equal principal amount of a Sharing Series Collateral Invested Amount (each, a "Sharing Series Exchange"). The Administrative Agent, on behalf of each Series 1996-E1 Certificateholder, shall be entitled to receive on the date of each Sharing Series Exchange a CIA Certificate representing the Sharing Series Collateral Invested Amount and on the next succeeding Distribution Date each Series 1996-E1 Certificateholder shall be entitled to receive interest with respect to the Series 1996-E1 Certificates for the period from and including the preceding Distribution Date to but excluding the Sharing Series Exchange Date based on the Series 1996-E1 Invested Amount at the close of business on such preceding Distribution Date and for the period from and including the Sharing Series Exchange Date to but excluding the following Distribution Date based on the Series 1996-E1 Invested Amount at the close of business on the Sharing Series Exchange Date in both cases at the applicable Series 1996-E1 Certificate Rate for such Interest Period.

          Each Sharing Series Exchange will be made pro rata among the Series 1996-E1 Certificateholders based upon their respective Percentage Interests. Concurrently with a Sharing Series Exchange, the Series 1996-E1 Invested Amount will be reduced by the amount of the related Sharing Series Collateral Invested Amount. The Administrative Agent, on behalf of each Series 1996-E1 Certificateholder, will be required to surrender its Series 1996-E1 Certificate to the Trustee not less than one Business Day prior to each Sharing Series Exchange Date for cancellation in exchange for (i) a new Series 1996-E1 Certificate representing the Series 1996-E1 Invested Amount after giving effect to the reduction in the Series 1996-E1 Invested Amount as a result of a Sharing Series Exchange and (ii) a CIA Certificate representing the Sharing Series Collateral Invested Amount of the related Sharing Series. The right of the Transferor to request that the Series 1996-E1 Certificateholders exchange a portion of their Series 1996-E1 Invested Amount for a Sharing Series Collateral Invested Amount shall terminate at the close of business on the last day of the Sharing Series Exchange Period. The Sharing Series Exchange Period may be extended at the request of the Transferor not less than three Busi-ness Days prior to the expiration thereof with the consent of 100% of the Series 1996-E1 Certificateholders. If the Sharing Series Exchange Period is extended, the Revolving Period will be scheduled to continue until the last day of the Sharing Series Exchange Period but may in accordance with the provisions of subsection 4.09(f) of the Agreement be continued beyond the extended Sharing Series Exchange Period.

          The Bank, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee in an amount equal to, with respect to each Series, one-twelfth of the product of the applicable Series Servicing Fee Percentage and the Invested Amount for such Series with respect to the related Monthly Period. The share of the Servicing Fee for each Monthly Period allocable to the Series 1996-E1 Certificates shall be equal to one-twelfth of the product of the Series Servicing Fee Percentage and the Series 1996-E1 Weighted Average Adjusted Invested Amount on the last day of the preceding Monthly Period (the "Investor Monthly Servicing Fee").

          As described in the Agreement, Collections of Principal Receivables with respect to any Monthly Period will be allocated on the related Determination Date on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Receivables. Such allocation will be performed both during the Revolving Period and any Amortization Period. Throughout the existence of the Trust, the Servicer will allocate to the Transferor, as holder of the Exchangeable Transferor Certificate, an amount equal to the Transferor Percentage of the aggregate amount of Collections of Finance Charge Receivables and Principal Receivables for each Monthly Period. During the Revolving Period relating to the Series 1996-E1 Certificates, the Floating Allocation Percentage of Collections of Principal Receivables will be distributed first to the certificateholders of other Series to the extent of the amount of Principal Shortfalls, if any, and then to the Transferor in an amount not to exceed the amount of the Transferor Interest.

          Unless a Pay Out Event has occurred, the Accumulation Period will begin at the close of business on the last day of the Revolving Period and will end on the earlier of (i) the commencement of the Rapid Amortization Period,
(ii) payment of the Series 1996-E1 Invested Amount in full and

(iii) the Series Termination Date. During the Accumulation Period, prior to the payment of the Series 1996-E1 Invested Amount in full, amounts equal to the sum of (x) the least of (a) Available Investor Principal Collections for the related Monthly Period, (b) the sum of the applicable Controlled Accumulation Amount for such Monthly Period and the applicable Accumulation Shortfall, if any (such applicable sum, the "Controlled Deposit Amount") and (c) the Series 1996-E1 Adjusted Invested Amount on such Transfer Date plus (y) Excess Principal Collections from other Series allocable to Series 1996-E1 will be deposited monthly in the Principal Funding Account on each Transfer Date beginning with the Transfer Date in the month following the commencement of the Accumulation Period until the Principal Funding Account Balance is equal to the Series 1996-E1 Invested Amount.

          Upon written notice to the Trustee, the Servicer may elect to postpone the commencement of the Accumulation Period, and extend the length of the Revolving Period, subject to certain conditions as set forth in the Agreement. The Servicer may make such election only if the Accumulation Period Length is less than twelve months. On each Determination Date on and after the October 1996 Determination Date, until the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length," which is the number of months expected to be required to fully fund the Principal Funding Account no later than the Series 1996-E1 Scheduled Payment Date, based on (a) the expected monthly collections of Principal Receivables expected to be distributable to the Certificateholders of all Series (excluding certain other Series, as set forth in the Agreement), assuming a principal payment rate no greater than the lowest monthly principal payment rate on the Receivables for the preceding twelve months and (b) the amount of principal expected to be distributable to Certificateholders of Series (which may exclude certain other Series) which are not expected to be in their revolving periods during the Accumula tion Period. If the Accumulation Period Length is less than twelve months, the Servicer may, at its option, postpone the commencement of the Accumulation Period such that the number of months included in the Accumulation Period will be equal to or exceed the Accumulation Period Length. The length of the Accumulation Period shall not be less than one month.

          Unless the Rapid Amortization Period has begun, funds on deposit in the Principal Funding Account will be distributed to the Series 1996-E1 Certificateholders on the

March 1998 Series 1996-E1 Distribution Date (the "Series 1996-E1 Scheduled Payment Date"). If the aggregate principal amount of deposits made to the Principal Funding Account are insufficient to pay in full the Series 1996-E1 Invested Amount on the Series 1996-E1 Scheduled Payment Date the Rapid Amortization Period will commence and on each Series 1996-E1 Distribution Date thereafter until the Series 1996-E1 Invested Amount is paid in full, the Series 1996-E1 Certificateholders will receive distributions of Series 1996-E1 Monthly Principal and Series 1996-E1 Monthly Interest.

          If, for any Monthly Period, the Available Investor Principal Collections for such Monthly Period exceed the applicable Controlled Deposit Amount, any such excess will be treated as Excess Principal Collections and allocated to the holders of other Series issued and outstanding or, subject to certain limitations described in the Agreement, paid to the holder of the Exchangeable Transferor Certificate. If, for any Monthly Period, the Available Investor Principal Collections for such Monthly Period and Excess Principal Collections allocable to Series 1996-E1 are less than the applicable Controlled Deposit Amount, the amount of such deficiency will be the applicable "Accumulation Short fall" for the succeeding Monthly Period.

          If a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be distributed to the Series 1996-E1 Certificateholders on the Series 1996-E1 Distribution Date following the Monthly Period in which the Rapid Amortization Period commences.

          During the period beginning on the earlier of the day on which a Pay Out Event occurs and the Series 1996-E1 Scheduled Payment Date if the Series 1996-E1 Invested Amount is not paid in full on such date, and ending on the earlier of (i) the date on which the Series 1996-E1 Invested Amount has been paid in full and (ii) the Series Termination Date (the "Rapid Amortization Period"), collections of Principal Receivables allocated to the Series 1996-E1 Invested Amount will no longer be paid to the holder of the Exchangeable Transferor Certificate or to the holders of the certificates of any other Series or, if the Accumulation Period has commenced, deposited in the Principal Funding Account, but instead will be distributed to the Series 1996-E1 Certificateholders monthly on each Series 1996-E1 Distribution Date beginning with the Series 1996-E1 Distribution Date in the month following the commencement of the Rapid Amortization Period.

          Subject to the Agreement, payments of principal are limited to the unpaid Series 1996-E1 Invested Amount of the Series 1996-E1 Certificates, which may be less than the unpaid balance of the Series 1996-E1 Certificates pursuant to the terms of the Agreement. All principal of and interest on the Series 1996-E1 Certificates is due and payable no later than November 15, 2000 (or if such day is not a Business Day, the next succeeding Business Day) (the "Series Termination Date"). After the Series Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Series 1996-E1 Certificates. In the event that the Series 1996-E1 Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Series 1996-E1 Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Series 1996-E1 Certificates), and shall pay the proceeds to the Series 1996-E1 Certificateholders pro rata in final payment of the Series 1996-E1 Certificates.

          The transfer of this Series 1996-E1 Certificate shall be registered in the Certificate Register upon surrender of this Series 1996-E1 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Series 1996-E1 Certificateholder or such Certificateholder's attorney duly authorized in writing, and upon compliance with the conditions for transfer of a Series 1996-E1 Certificate set forth in the Exchangeable Certificate Purchase Agreement one or more new Series 1996-E1 Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Series 1996-E1 Certificates are exchangeable for new Series 1996-E1 Certificates evidencing like aggregate Undivided Interests, as requested by the Series 1996-E1 Certificateholder surrendering such Series 1996-E1 Certificates. No service charge may be imposed for any such exchange but the Transferor, Servicer, or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith if such an exchange is made at the request of the Administrative Agent or any Group E1 Investor.

          The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Series 1996-E1 Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of Certificateholders of any Series then outstanding for any purpose, provided that (i) the Transferor shall
                                         --------
deliver an Opinion of Counsel acceptable to the Trustee to the effect that such amendment will not adversely affect in any material respect the interest of such Certificateholders, and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding Series.

          The Agreement may be amended by the Transferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than 66-2/3% of the investor interests of all Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or the Series 1996-E1 Supplement or of modifying in any manner the rights of certificateholders of any then outstanding Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series, or (c) reduce the aforesaid percentage of undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected. Promptly following the execution of any amendment to the Agreement, the Trustee will furnish written notice of the substance of such amendment to each Series 1996-E1 Certificateholder.

          The holder of this Series 1996-E1 Certificate by its acceptance hereof agrees that it will not institute or join against the Trust or the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the payment in full of the last outstanding investor certificate issued by the First USA Credit Card Master Trust; provided,
                                                                       --------
that the foregoing shall not limit the right of the holder of this Series 1996-E1 Certificate to file any claim in or otherwise take any action with respect to any such bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding that was instituted by any person other than a holder of a Series 1996-E1 Certificate.

          The holder hereof by its acceptance of this Series 1996-E1 Certificate further agrees that it will report its interest in the Series 1996-E1 Outstanding Investor Principal Balance, with respect to all taxes, in a manner consistent with the intended characterization referred to in Section 3.07 of the Agreement and the provisions of the Exchangeable Certificate Purchase Agreement.

          Neither this Series 1996-E1 Certificate nor any interest herein may be sold, transferred, assigned, participated, pledged, hypothecated, or otherwise disposed of, except in accordance with the Agreement and the Exchangeable Certificate Purchase Agreement, and any such transfer will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to this Series 1996-E1 Certificate and is in respect of at least $10,000,000 in principal amount (or such smaller amount to which the Transferor may consent in writing but not less than $20,000).

          Neither this Series 1996-E1 Certificate nor any interest herein may be transferred to any person, unless the transferee shall have executed and delivered the certifications required by the Agreement and the Exchangeable Certificate Purchase Agreement and each of the Transferor and the Servicer shall have granted its prior consent thereto. Such consent shall be granted (provided that the proposed transferee otherwise satisfies all conditions required by the Agreement or the Exchangeable Certificate Purchase Agree-

ment) unless the Transferor determines in its sole and absolute discretion that the proposed transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation. Notwithstanding the foregoing, any attempted transfer of this Certificate or an interest herein that would cause the aggregate number of (i) holders of a right to receive interest or principal with respect to the Group E1 Certificates (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for federal income tax purposes, and (ii) any holders of a right to receive any amount in respect of the Transferor Interest, to exceed ninety nine shall be void.

          The holder of this Series 1996-E1 Certificate or any interest therein hereby certifies that it is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to this Certificate may constitute unrelated business taxable income or (iii) a person not described in
(i) or (ii) whose ownership of an interest in this Certificate is and whose ownership of an interest in all other Group E1 Certificates will be effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in this Certificate will not result in any withholding obligation with respect to any payments with respect to this Certificate by any Person (other than with-holding, if any, under Section 1446 of the Code) and who will furnish to the Servicer and the Trustee, and to the Group E1 Investor making the Transfer a properly executed United States Internal Revenue Service Form 4224 (and to agree to provide a new Form 4224 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws), or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Series 1996-E1 Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Series 1996-E1 Certificate to be duly executed on this 2nd day of May, 1996.


                                             FIRST USA BANK


                                             By:____________________________
                                                Name:  Steven L. McDonald
                                                Title: Senior Vice President



                         CERTIFICATE OF AUTHENTICATION


          This is one of the Series 1996-E1 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                                  THE BANK OF NEW YORK,
                                                     as Authenticating Agent

Date:  May 2, 1996
                                                  By:__________________________
                                                     Name:
                                                     Title:

                                                                       EXHIBIT B

             FORM OF MONTHLY ALLOCATIONS AND PAYMENT INSTRUCTIONS

               MONTHLY ALLOCATIONS AND PAYMENT INSTRUCTIONS AND
                          NOTIFICATION TO THE TRUSTEE

                                FIRST USA BANK

               _________________________________________________
              FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-E-1
               _________________________________________________

                    Monthly Period:     ___________________________ to
                                        ___________________________
                    Distribution Date:  ___________________________
                    Transfer Date:      ___________________________


The undersigned, a duly authorized representative of First USA Bank (the "Bank") as Servicer, pursuant to the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and the Series 1996-E1 Supplement dated May 2, 1996 (the "Supplement") by and between the Bank and The Bank of New York (Delaware), as Trustee (the "Trustee"), does hereby certify as follows:

     A. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the preceding "Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This Certificate is delivered pursuant to
          Section 4.09 of the Pooling and Servicing Agreement.

     B.   The Bank is Servicer under the Pooling and Servicing Agreement.

     C.   The undersigned is a Servicing Officer.

     D. The date of this notice is a Determination Date under the Pooling and Servicing Agreement.

I.   INSTRUCTION TO MAKE A WITHDRAWAL
     --------------------------------

     Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Finance Charge Account on the above referenced Transfer Date (or earlier Transfer Date as indicated) under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05:

     1.   A.   Pursuant to subsection 4.09(a):
               ------------------------------

               Series 1996-E1 Finance Charge Allocations
               Principal Funding Investment Proceeds Reserve
               Account Withdrawals                               _______________

               Total Series 1996-E1 Available Funds

          B.   Pursuant to subsection 4.09(a)(i):
               ---------------------------------

               1. Interest to be paid to Certificateholders at the Certificate Rate (after giving effect to exchanges during the Interest Period) for the Interest Period on the Invested Amount (Actual/ 360)

          Interest       Interest       Interest       Invested
            From            To            Rate          Amount
          -------------------------------------------------------------

                                                                _______________

               2.   Overdue Interest
               3.   Default Interest

          C.   Pursuant to subsection 4.09(a)(ii):
               ----------------------------------

               Series 1996-E1 Monthly Servicing Fee for the preceding Monthly Period if First USA
               Bank is no longer Servicer

          D.   Pursuant to subsection 4.09(a)(iii):
               -----------------------------------

               Series 1996-E1 Investor Default Amount for
               the preceding Monthly Period                      _______________

          E.   Pursuant to subsection 4.09(a)(iv):
               ----------------------------------

               Amount of Series 1996-E1 Investor Charge-Offs not previously reimbursed

          F.   Pursuant to subsection 4.09(a)(v):
               ---------------------------------

               Series 1996-E1 Investor Monthly Servicing
               Fee to be paid to First USA Bank

          G.   Pursuant to subsection 4.09(a)(vi):
               ----------------------------------

               The excess, if any, of the Required Reserve
               Account Amount over Available Reserve Account
               Amount to be funded to the Reserve Account        ______________

          H.  Pursuant to subsection 4.09(a)(vii):
              -----------------------------------

               Series 1996-E1 Excess Available Funds to be
               applied pursuant to sec. 2.5 the Exchangeable
               Certificate Purchase Agreement on the earliest
               Transfer Date for this Series and each Sharing
               Series (that being __-__-19__)                    ==============

III. APPLICATION OF PRINCIPAL COLLECTIONS
     ------------------------------------

     Pursuant to Sections 4.05, 4.07, 4.09, and 4.13, the Servicer hereby instructs the Trustee to apply Principal Collections available on the Transfer Date, determined pursuant to the provisions of the above sections, in the following priority:

     A.   Principal Collections
          ---------------------

          1.   Series E Principal Collections
               Series E Default Amount (during Accumulation Period)
               Series E Charge-Offs Amount (during Accumulation Period)
          2.   Unallocated Principal Collections
          3.   Finance Charge Receivables, Group E1 Excess Available
               Funds and funds released from Spread Account
          4.   Excess Principal Collections (other Series)
                  Available Investor Principal
                  Collections                                   _____________
                                                                ==============

     B.   Allocation of Principal Collections
          -----------------------------------

          1.   Amount of Investor Principal Collections to
               other Series
          2.   Payment of principal to Series 1996-E1
               Certificateholders
          3.   Payment of principal to Principal Funding
               Account
          4.   Payment of principal to Distribution Account
               (Rapid Amort.)
          5.   Amount returned to Bank
                 Total Principal Allocations                    ______________
                                                                ==============

Trustee Disbursement Summary
- ----------------------------

(1)  Investor Monthly Servicing Fee paid to
     First USA Bank
(2)  Total Default Amounts paid to First USA Bank
(3)  Excess Spread paid to Spread Account, then to
     First USA Bank
     (a)  Interest on Spread Account Balance

(4)  Monthly Principal Collections to
     First USA Bank                                              ______________

          Total to First USA Bank

(5)  Deposit to Spread Account (Excess Spread if
     not funded by Spread Replacement Amount)
(6)  Deposit to Reserve Account
(7)  Interest payment to Series E Certificateholders
(8)  Certificate Principal to Principal Funding
     Account
(9)  Principal Certificateholders
(10) Investor Principal Collections to
     other Series                                                ______________

          Total Disbursements
                                                                 ==============

          Total funds to be allocated
                                                                 ==============


                 ___________________

Spread Replacement Amount funded to/(withdrawn from) Group E1 Spread Account to satisfy Required Spread Account Amt

                                                                       EXHIBIT C

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

              __________________________________________________

              FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-E1

              ___________________________________________________

                    Monthly Period:     ____________________________ to
                                        ____________________________
                    Distribution Date:  ____________________________
                    Transfer Date:      ____________________________

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-E1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

     2.   The amount of the distribution set forth in paragraph 1
          above in respect of interest on the Certificates, per $1,000 original certificate principal amount

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

B.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1.   Allocation of Principal Receivables
          -----------------------------------
          The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates

     2.   Allocation of Finance Charge Receivables
          ----------------------------------------
          (a) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

          (b)  Principal Funding Investment Proceeds

          (c)  Withdrawals from Reserve Account Series 1996-E1
                 Available Funds

     3.   Principal Receivables/Investor Percentages
          ------------------------------------------
          (a) The aggregate amount of principal Receivables in the Trust as of the last day of the Monthly Period

          (b) Invested Amount as of the last day of the preceding month (Adjusted Series E Invested Amount during
               Accumulation Period)

          (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

          (d)  During the Amortization Period:  The Invested
               Amount as of __________ (the last day of the Revolving Period)

          (e)  The Fixed/Floating Allocation Percentage:  The
               Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

     3.   Series E Invested Amount/Exchanges
          ----------------------------------

               Initial Series 1996-E1 Invested Amount

                    less:  Prior Group E Exchanges:

                         Series          Date           Amount
                         ------          ----           ------


               Beginning Series 1996-E1 Invested Amount

                    less:  Current period Group E Exchanges:

                         Series          Date           Amount
                         ------          ----           ------



               Ending Series 1996-E1 Invested Amount

     4.   Delinquent Balances.
          --------------------
          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)  35 - 64 days
          (b)  65 - 94 days
          (c)  95 - 124 days
          (d)  125 - 154 days
          (e)  155 - 184 days
          (f)  185 or more days

                                                                        Total

     5.   Monthly Investor Default Amount
          -------------------------------
          (a)  The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Monthly Period
               allocable to the Invested Amount (the
               aggregate "Investor Default Amount")

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------
          (a)  The aggregate amount of Series 1996-E1
               Investor Charge-Offs

          (b)  The amounts set forth in paragraph 6(a)
               above, per $1,000 original certificate
               principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

          (c)  The aggregate amount of Series 1996-E1
               Investor Charge-Offs reimbursed

          (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

     7.   Investor Servicing Fee.
          -----------------------
          (a)  The amount of the Investor Monthly Servicing
               Fee payable by the Trust to the Servicer for the Monthly Period

     10.  The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multi-plying the original denomination of the holder's Certificate by the Pool Factor

     11.  The Portfolio Yield
          -------------------
          The Portfolio Yield for the related Monthly Period

     12.  The Base Rate
          -------------
          The Base Rate for the related Monthly Period

C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.   Accumulation Period
          -------------------

          (a) Accumulation Period commencement date

          (b) Accumulation Period length (months)

          (c) Accumulation Period Factor

          (d) Required Accumulation Factor Number

          (e) Controlled Accumulation Amount

          (f) Minimum Payment Rate (last 12 months)

     2.   Principal Funding Account
          -------------------------

     Beginning Balance
          Plus:     Principal Collections for Related
                    Monthly Period from Principal
                    Account
          Plus:     Interest on Principal Funding
                    Account Balance for Related
                    Monthly Period
          Less:     Withdrawals to Finance Charge
                    Account
          Less:     Withdrawals to Distribution Account
     Ending Balance

     3.   Accumulation Shortfall
          ----------------------
                    The Controlled Deposit Amount for the related
                    Transfer Date

          Less:     The amount deposited into the Principal
                    Funding Account for the related Transfer Date

                    Current Accumulation Shortfall

                    Accumulation Shortfall from prior Transfer
                    Dates

                    Aggregate Accumulation Shortfalls

     4.   Principal Funding Investment Shortfall
          --------------------------------------

                    Covered Amount

          Less:     Principal Funding Investment Proceeds

                    Principal Funding Investment Shortfall

D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.   Required Reserve Account Analysis

          (a)  Required Reserve Account Amount
               percentage (0.5% of Class A Invested
               Amount or other amount required
               by the Agreement)

          (b)  Required Reserve Account Amount ($)

          (c)  Required Reserve Account Balance after
               effect of any transfers on the Related
               Transfer Date

          (d)  Reserve Draw Amount transferred to the
               Finance Charge Account on the Related
               Transfer Date

     2.   Reserve Account Investment Proceeds
          -----------------------------------
          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date

     3.   Withdrawals from the Reserve Account
          ------------------------------------
          Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the Related Transfer Date
          (1(d) plus 2 above)

     4.   The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related Mthly Period

                                                                       EXHIBIT D

             FORM OF SHARING SERIES EXCHANGE OFFICER'S CERTIFICATE


                                FIRST USA BANK
                             Officers' Certificate
                 Delivered Pursuant to Section 8(c)(ii) of the
                           Series 1996-E1 Supplement


          The undersigned, Steven L. McDonald, Senior Vice President of Finance & Accounting of First USA Bank, a Delaware chartered banking corporation (the "Bank"), hereby certifies that to the best of his knowledge, after reasonable investigation:

          (1) the representations and warranties of (a) the Bank, as transferor (the "Transferor"), pursuant to Section 2.03 and subsection 2.04(a) of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Agreement"), between the Bank, as Transferor and as servicer (the "Servicer") and The Bank of New York (Delaware) (as successor to The Bank of New York as successor to NationsBank, N.A.), as trustee for the First USA Credit Card Master Trust (the "Trustee") as amended and supplemented, including by the Series 1996-E1 Supplement, dated as of May 2, 1996 (the "Supplement"), between the Bank and the Trustee (together, the "Pooling and Servicing Agreement"), (b) the Bank, as Servicer, pursuant to Section 3.03 of the Agreement and (c) the Bank pursuant to
Section 4.1 of the Exchangeable Certificate Purchase Agreement, dated as of May 2, 1996 (the "Exchangeable Certificate Purchase Agreement"), among the Transferor, the Servicer, the Trustee and the Group E1 Investors (as defined therein) (with the exception of subsection 4.1(m) of the Exchangeable Certificate Purchase Agreement) are true and correct in all material respects on and as of this date as though made on and as of this date (unless such representations and warranties specifically refer to an earlier date);

          (2) no event has occurred and is continuing, or would result from such Sharing Series Exchange (as defined in the Supplement), that constitutes a Series 1996-E1 Pay

Out Event (as defined in the Supplement) or a Pay Out Event (as defined in the Agreement) for any other Sharing Series (as defined in the Supplement), and no event has occurred and is continuing that, with the lapse of time, the giving of notice, or both, would constitute a Pay Out Event or a Pay Out Event for any other Sharing Series; and

          (3)  the Bank is the Servicer under the Pooling and Servicing
Agreement;

          (4) on the date hereof, after giving effect to the Sharing Series Exchange, the Transferor Interest equals or exceeds the Minimum Transferor Interest;

          (5) the request with respect to the Sharing Series Exchange was delivered to the Administrative Agent and the Trustee in writing at least three Business Days prior to the Sharing Series Exchange Date;

          (6) after giving effect to the Sharing Series Exchange, the sum of the Series 1996-E1 Invested Amount and all Sharing Series Collateral Invested Amounts will not be greater than the Series 1996-E1 Initial Invested Amount;

          (7) the Pro Forma Excess Spread Percentage calculations for the three Monthly Periods preceding the Sharing Series Exchange Date are set forth in Appendix A hereto and, to the extent required with respect to the Sharing
Series related to this Sharing Series Exchange, the upfront deposit to the Spread Account has been made;

          (8) the Pro Forma Excess Spread Percentage with respect to the Sharing Series related to this Sharing Series Exchange is greater than or equal to 2%; and

          (9) the Sharing Series related to this Sharing Series Exchange has a weighted average life of not more than five years and a legal final maturity date not later than the Distribution Date in the 111th month following the first Series 1996-E1 Distribution Date.

          Initially capitalized terms used herein as defined terms and not otherwise defined are used as defined in the Agreement or the Exchangeable Certificate Purchase Agreement.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the ____ day of ___________, 199_.

                                                FIRST USA BANK


                                                By: ____________________________
                                                    Name:
                                                    Title:

                                                  Appendix A to the Officer's
                                                  Certificate delivered pursuant
                                                  to Section 8(c)(ii) of the
                                                  Series 1996-E1 Supplement


                      FIRST USA CREDIT CARD MASTER TRUST
                                Series 1996-E1
                             OFFICER'S CERTIFICATE
________________________________________________________________________________


Supporting calculations relating to Section 8(c)(ii)(B)
- -------------------------------------------------------

                                            Prior to   Change due  Subsequent to
                                            Exchange  to Exchange    Exchange
                                            --------  -----------  -------------
Beginning Aggregate Invested Amounts
Increase in Sharing Series senior
 class Invested Amts.
Increase in Sharing Series CIA
 Invested Amount
Reduction in Series 1996-E1
 Invested Amount
Ending Aggregate Invested Amounts

Principal Receivables

Transferor Interest (%)
Minimum Transferor Interest (%)

Supporting calculations relating to Section 8(c)(ii)(D)
- -------------------------------------------------------

                                            Prior to   Change due  Subsequent to
                                            Exchange  to Exchange    Exchange
                                            --------  -----------  -------------
Initial Series 1996-E1 Invested Amount
Prior Exchanges:
          Sharing Series _______
          Sharing Series _______
          Sharing Series _______
Current Exchange:
          Sharing Series _______
Current Series 1996-E1 Invested Amount

Supporting calculations relating to Section 8(c)(ii)(F,G)
- ---------------------------------------------------------

                                                      Immediately
                                                    Preceding Mthly    2nd Prior Mthly    3rd Prior Mthly
                                                        Period             Period             Period
                                                   ----------------    ---------------    ---------------
Proforma Net Portfolio Yield
Proforma Collateral Base Rate                      ________________    _______________    _______________

Proforma Excess Spread Percentage
                                                   ================    ===============    ===============

3 mth avg Proforma Excess Spread Percentage
                                                   ================

Sharing Series 1996-E1 Initial Invested Amount
Required Percentage                                ________________

Spread Account Initial Deposit requirement
                                                   ================

Excess of Spread Account Balance over Spread
Account Cap to be applied                          ________________

Net initial deposit to Group E Spread Account
                                                   ================


SHARING SERIES CIA INVESTED AMOUNT
- ----------------------------------
                                                   [Insert Sharing
Sharing Series:                                      Series Name]
                                                   ---------------

Date of Exchange:                                   [Insert Date]
                                                   ---------------

Weighted Avg. Life:                                  [Insert WAL]
                                                   ---------------

Legal Final Maturity:                               [Insert FFM]
                                                   --------------

Spread to LIBOR:                                    [Insert Spread]
                                                   -----------------